                                                      EXHIBIT 10.69

                  RECEIVABLES PURCHASE AGREEMENT

                     dated as of July 30, 2004

                               Among

   NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION, as Seller,

            NAVISTAR FINANCIAL CORPORATION, as Servicer,

                     THUNDER BAY FUNDING, LLC,

                            as Company,

                                and

                       ROYAL BANK OF CANADA,
                             as Agent

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                         TABLE OF CONTENTS

                                                               Page

ARTICLE I PURCHASE ARRANGEMENTS...................................2
      Section 1.1  Purchase of Purchaser Interest.................2
      Section 1.2  Transfers and Assignments; Custody
                   of Receivables Files.......................... 2
      Section 1.3  Payment Requirements...........................2
      Section 1.4  Establishment of Designated Accounts...........2

ARTICLE II PAYMENTS AND COLLECTIONS...............................2
      Section 2.1  General Settlement Procedures..................2
      Section 2.2  Withdrawals from Reserve Account...............2
      Section 2.3  Payment Rescission.............................2
      Section 2.4  Clean Up Call..................................2
      Section 2.5  Monthly Report.................................2
      Section 2.6  Deposits Net of Total Servicing Fee............2
      Section 2.7  Investment Policy and Procedure................2
      Section 2.9  Distributions by Agent.........................2

ARTICLE III REPRESENTATIONS AND WARRANTIES........................2
      Section 3.1  Representations and Warranties of
                   Seller Parties.................................2

ARTICLE IV CONDITIONS OF PURCHASES................................2
      Section 4.1  Conditions Precedent to Purchase...............2

ARTICLE V COVENANTS...............................................2
      Section 5.1  Affirmative Covenants of the Seller Parties....2
      Section 5.2  Covenants of the Servicer......................2
      Section 5.3  Covenant of the Agent..........................2
      Section 5.4  Replacement of Financial Institutions..........2

ARTICLE VI ADMINISTRATION AND COLLECTION..........................2
      Section 6.1  General Duties of the Servicer.................2
      Section 6.2  Collection of Receivables Payments.............2
      Section 6.3  Realization Upon Liquidating Receivables.......2
      Section 6.4  Maintenance of Insurance Policies..............2
      Section 6.5  Maintenance of Security Interests
                   in Vehicles....................................2
      Section 6.6  Total and Supplemental Servicing Fees;
                   Payment of Certain Expenses by Servicer........2
      Section 6.7  Monthly Advances...............................2
      Section 6.8  Additional Deposits............................2
      Section 6.9  Annual Statement as to Compliance..............2
      Section 6.10  Annual Independent Accountants'Report.........2
      Section 6.11  Assignment of Administrative Receivables
                    and Warranty Receivables......................2
      Section 6.12  Collection Account............................2
      Section 6.13  Delegation of Duties..........................2
      Section 6.14  Servicer Not to Resign........................2
      Section 6.15  Appointment of Successor......................2
      Section 6.16  Merger or Consolidation of or Assumption
                    of the Obligations of, the Servicer...........2

ARTICLE VII SERVICER DEFAULTS.....................................2
      Section 7.1   Servicer Defaults.............................2
      Section 7.2   Remedies......................................2

ARTICLE VIII INDEMNIFICATION......................................2
      Section 8.1   Indemnities by the Seller Parties.............2
      Section 8.2   Increased Cost and Reduced Return.............2
      Section 8.3   Other Costs and Expense.......................2

ARTICLE IX MISCELLANEOUS..........................................2
      Section 9.1   Waivers and Amendments........................2
      Section 9.2   Notices.......................................2
      Section 9.3   Ratable Payments..............................2
      Section 9.4   Protection of Ownership Interests
                    of the Purchasers.............................2
      Section 9.5   Confidentiality...............................2
      Section 9.6   Bankruptcy Petition...........................2
      Section 9.7   Limitation of Liability.......................2
      Section 9.8   CHOICE OF LAW.................................2
      Section 9.9   CONSENT TO JURISDICTION.......................2
      Section 9.10  WAIVER OF JURY TRIAL..........................2
      Section 9.11  Integration; Binding Effect; Survival of
                    Terms.........................................2
      Section 9.12  Counterparts; Severability; Section
                    References....................................2
      Section 9.14  Characterization..............................2
      Section 9.15  Non-Recourse Obligations......................2

                             EXHIBITS

Exhibit I       Definitions
Exhibit II      Places of Business of the Seller Parties;
                Locations of Records; Federal Employer
                Identification Number(s)
Exhibit III          Form of Monthly Report

                             SCHEDULES
Schedule A      Documents to be Delivered  to Agent
Schedule B      Schedule of Receivables

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         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
                  RECEIVABLES PURCHASE AGREEMENT

      This  Receivables  Purchase  Agreement  dated  as of July 30,
2004, is among Navistar Financial Retail  Receivables  Corporation, a Delaware  corporation  ("Seller" or "NFRRC"),  Navistar Financial
Corporation,  a Delaware  corporation  ("NFC"),  as  Servicer  (the
Servicer  together with the Seller,  the "Seller  Parties" and each a "Seller Party"),  Thunder Bay Funding,  LLC (the "Company"),  and
Royal  Bank of Canada,  as agent for the  Purchasers  hereunder  or any successor  agent  hereunder  (together  with its successors and
assigns   hereunder,   the  "Agent").   Unless  defined   elsewhere
herein,  capitalized  terms used in this  Agreement  shall have the meanings assigned to such terms in Exhibit I.

                      PRELIMINARY STATEMENTS

      Seller desires to transfer and assign an undivided  ownership interest in a specified  pool of  Receivables  (as defined  herein)
to the Company on the date of this  Agreement  (as defined  herein)
which it  acquired  from NFC,  and the  Company  desires to acquire such interest on the date of this  Agreement,  in each case subject to the terms of this Agreement.

      The Seller, the Company,  and the Agent desire to appoint NFC as the  Servicer  under this  Agreement,  and NFC desires to act as
Servicer,  in  consideration  of the fees and  other  benefits  and subject to the terms and conditions set forth in this Agreement.

                             ARTICLE I
                       PURCHASE ARRANGEMENTS

           Section 1.1    Purchase of Purchaser Interest.

(a)   Upon the terms and subject to the conditions  hereof,  on the
date  hereof   Seller   hereby  sells  and  assigns  the  Purchaser
Interest to the Agent for the benefit of the Purchasers.

(b)   The  aggregate  Purchase  Price  for the  Purchaser  Interest conveyed  hereunder shall be  $324,999,999.66,  which is payable by wire transfer of immediately  available  funds to a bank account of
Seller designated in writing by Seller to the Agent.

           Section 1.2    Transfers  and  Assignments;  Custody of
Receivables Files.

(a)   On the date  hereof,  the Seller  shall  deposit  the Initial
Reserve Account Deposit into the Reserve Account.

(b)   Within two Business Days after the date hereof,  the Servicer shall  cause  to be  deposited  into  the  Collection  Account  all
Collections   (from   whatever   source)  on  or  with  respect  to
Receivables  received  by the  Servicer on or after the Cutoff Date and on or prior to the date hereof.

(c)   In  connection  with the sale,  transfer  and  assignment  of
Receivables   to  the  Seller   from  NFC   pursuant  to  the  Sale
Agreement,  the  Seller,  simultaneously  with  the  execution  and
delivery  of  this  Agreement,   shall  enter  into  the  Custodian
Agreement  with the  Custodian,  pursuant to which the Seller shall revocably  appoint the  Custodian,  and the Custodian  shall accept such appointment, to act as Custodian.

(d)   The  Purchasers  acknowledge  and agree  that (a) the  rights pursuant to the  International  Purchase  Obligations  are personal to NFC,  and only the  proceeds of such  rights are being  assigned
to  the   Purchasers   pursuant  to  the  terms  hereof,   (b)  the
Purchasers  are  not,  and  are not  intended  to be,  third  party beneficiaries  of such rights,  and (c) accordingly such rights are not  exercisable  by,  enforceable  by, or for the  benefit  of, or preserved  for the  benefit  of,  the  Purchasers.  The  Purchasers hereby agree to and accept the  appointment  and  authorization  of
NFC as Servicer  hereunder  subject to the terms and conditions set forth in this Agreement.

           Section 1.3    Payment  Requirements.  All amounts to be
paid or  deposited  by the Seller or the  Servicer  to the Agent or any  Purchaser  pursuant to any provision of this  Agreement  shall be paid or deposited in immediately  available  funds in accordance with the terms  hereof no later than 11:00 a.m.  (Chicago  time) on the day when due;  provided  however,  that (i) with respect to any intrabank  transfer from any Designated  Account to the Agent,  the
Purchasers  or another  Designated  Account,  it will be sufficient if the  Servicer  shall  provide  the Agent with  notice  that such transfer  should be made, no later than 12:30 p.m.  (Chicago  time)
on the day when due,  and (ii) with  respect to any  transfer  into the  Collection  Account,  it shall be  sufficient if such transfer is received by the Securities  Intermediary  at any time on the day it is due,  it  being  understood  that if such  transfer  into the
Collection  Account  is  received  by the  Securities  Intermediary after its internal payment  deadline,  Investment  Earnings may not be  credited  to the  Collection  Account  for that  night for such late  arriving  funds.  Amounts  payable to the Agent shall be paid to the Agent by deposit into Account No.  XXXXXXX at Deutsche  Bank
Trust  Company  Americas,  ABA  #XXXXXX,  Reference  Navistar  Pool
2004-RBC,   until  otherwise  notified  by  the  Agent.  Except  as
otherwise  provided  herein,  all  computations of Yield, per annum fees  hereunder  and per annum fees  under the Fee Letter  shall be made on the  basis of a year of 360 days for the  actual  number of days elapsed;  provided  however,  that computations of interest at the Base  Rate  shall be made on the basis of a year of 365 days or
366 days,  as  applicable,  for the actual  number of day  elapsed.
If any  amount  hereunder  shall be payable on a day which is not a
Business Day,  such amount shall be payable on the next  succeeding
Business Day.

           Section 1.4    Establishment of Designated Accounts.

(a)   The   Servicer,   for  the  benefit  of  the  Agent  and  the
Purchasers,  shall  establish  and  maintain  in  the  name  of the
Agent, an account titled "Royal Bank of Canada,  as  Agent-Navistar
Financial 2004-RBC Collection  Account" (the "Collection  Account")
and an account  titled  "Royal  Bank of Canada,  as  Agent-Navistar
Financial 2004-RBC Reserve Account" (the "Reserve  Account"),  each of which will be an Eligible  Account  bearing a  designation  that the funds  deposited  therein are held for the benefit of the Agent
and   Purchasers.   The   Designated   Accounts  and  any  Eligible
Investments  on  deposit  in  the  Designated   Accounts  shall  be
subject to the  exclusive  custody and control of the Agent and the
Agent shall have sole signature authority with respect thereto.

(b)   The  Securities  Intermediary  when requested by the Servicer
shall  invest  the  funds  in  the  Reserve   Account  in  Eligible
Investments  selected  by the  Servicer,  held  in the  name of the
Securities  Intermediary  for  the  benefit  of the  Agent  and the
Purchasers.  Funds  deposited  in  the  Reserve  Account  shall  be invested in Eligible  Investments  which  mature on or prior to the
next   Settlement   Date.  Any  income  or  other  gain  from  such
Eligible  Investments shall be retained in the Reserve Account,  to the  extent  the  amount  on  deposit  is less  than the  Specified
Reserve Account  Balance.  Any Investment  Earnings on funds in the
Reserve  Account  not  required  to  be  retained  in  the  Reserve
Account  pursuant  to the  preceding  sentence  shall be  deposited into  the  Collection  Account  one  Business  Day  prior  to  each
Settlement  Date  and  shall  be  treated  as a part  of  Collected
Interest for the Monthly  Period related to such  Settlement  Date.
The  Servicer  shall   determine  the  Specified   Reserve  Account
Balance for each Settlement Date.

(c)   The  Securities  Intermediary  when requested by the Servicer shall  invest  the  funds in the  Collection  Account  in  Eligible
Investments  selected  by the  Servicer,  held  in the  name of the
Securities  Intermediary  for  the  benefit  of the  Agent  and the
Purchasers,  which  shall  mature no later  than the  Business  Day preceding  the  Settlement  Date.  Any  income  or other  gain from such  Eligible  Investments  in the  Collection  Account  shall  be retained in the  Collection  Account and shall be treated as a part of  Collected  Interest  for the  Monthly  Period  related  to such
Settlement Date.

                            ARTICLE II
                     PAYMENTS AND COLLECTIONS

           Section 2.1    General Settlement Procedures.

(a)   The  Servicer  shall  remit  to the  Collection  Account  all
Collections  including  all  Insurance  Proceeds,  all  Liquidation
Proceeds,  proceeds  from any Dealer  Liability,  and proceeds from any International  Purchase  Obligations,  within two Business Days after  receipt  thereof.  The Agent  shall  notify the  Servicer of the  Yield  and Net Swap  Amount  with  respect  to any  Settlement
Period  within  three  (3)  Business  Days  after  the  end of such
Settlement  Period.  On or before  each  Determination  Date,  with
respect  to  the   preceding   Monthly   Period  and  the   related
Settlement  Date, the Servicer shall  calculate the Total Available
Amount,   Collected  Interest,   Collected  Principal,   the  Total
Servicing  Fee,  and,  provided  that the  Agent has  supplied  the
Servicer  with  the  Yield  and Net  Swap  Amount  for the  related
Settlement   Period,   other  amounts  required  to  determine  the
amounts  to be  deposited  in or paid from  each of the  Collection
Account and the Reserve Account on the next  succeeding  Settlement
Date.  If at any time the  Seller  receives  any  Collections,  the
Seller shall  promptly pay such  Collections  to the Servicer  and, at all  times  prior to such  payment,  such  Collections  shall be held in  trust  by the  Seller  for the  exclusive  benefit  of the
Purchasers and the Agent.

(b)   On or before  (but not more than two  Business  Days  before)
the Business  Day  preceding  each  Settlement  Date,  the Servicer shall cause to be made  (including,  in the case of clause (ii), by
instructing   the  Securities   Intermediary   in  accordance  with
Section 2.2 (a)) the  following  withdrawals,  deposits,  transfers and  distributions  in the amounts set forth in the Monthly  Report for such Settlement Date:

(i)   from the Collection  Account to the Servicer,  in immediately available funds,  reimbursement  of Outstanding  Monthly
      Advances   pursuant   to  Section   6.7,   payments   of
      Liquidation  Expenses with respect to Receivables  which
      became   Liquidating   Receivables  during  the  related
      Monthly  Period  pursuant  to Section 6.3 and any unpaid
      Liquidation Expenses from prior periods;

(ii)  from the  Reserve  Account  to the  Collection  Account,  the
      lesser of (A) the  amount  of cash or other  immediately
      available  funds  therein  on  such  date  and  (B)  the
      amount,  if any,  by  which  (I)  the  sum of the  Total
      Servicing  Fee with  respect  to the  preceding  Monthly
      Period,  the Yield for such  Settlement  Period  and the
      Net Swap Amount for the related  Settlement  Period, the
      Facility  Fee with  respect  to the  related  Settlement
      Period, and the Principal  Distributable  Amount for the
      related  Settlement  Date,  exceeds  (II) the  Available
      Amount for such Settlement Date; and

(iii) the Servicer  shall  deposit,  out of its own funds,  the Net
      Swap Adjustment  Amount into the Collection  Account and
      Reserve  Account  as  follows:  (A) into the  Collection
      Account,  the excess,  if any,  of the amount  specified
      in clause  (B) of  Section  2.1(b)(ii)  over the  amount
      specified  in clause (A) of Section  2.1(b)(ii)  and (B)
      the remainder, if any, into the Reserve Account.

(c)   On each  Settlement  Date,  the Agent at the  request  of the
Servicer   shall  apply  amounts  on  deposit  in  the   Collection
Account, to the extent of the Total Available Amount, as follows:

(i)   first,  if the  Servicer is not the Seller or an Affiliate of
      the  Seller,  to  pay  the  Total  Servicing  Fee to the
      Servicer with respect to the related Monthly Period,

(ii)  second,   to  the  reimbursement  of  the  Agent's  costs  of
      collection and enforcement of this Agreement,

(iii) third,  to pay the Agent for  distribution  to the Purchasers an  amount  equal to the sum of (A) the sum of the Yield
      for the  related  Settlement  Period  and  the Net  Swap
      Amount  for the  related  Settlement  Period and (B) the
      Facility Fee for such Settlement Period,
(iv)  fourth,  if the Servicer is the Seller or an Affiliate of the
      Seller,  to pay the Total  Servicing Fee to the Servicer
      with respect to the related Monthly Period,

(v)   fifth,   to  pay  to  the  Agent  for   distribution  to  the
      Purchasers,   an   amount   equal   to   the   Principal
      Distributable  Amount  for  such  Settlement  Date to be
      applied to reduce the Capital of the Purchaser Interest,

(vi)  sixth, to pay to the Reserve Account,  an amount equal to the
      excess,   if  any,  of  the  Specified  Reserve  Account
      Balance  over the amount of funds then on deposit in the
      Reserve Account,

(vii) seventh,  for  payment  of all  other  Obligations  which are payable on or before such  Settlement  Date to the Agent
      or the  Purchasers  and which  have not  otherwise  been
      paid (other than  Warranty  Payments  owed by NFC or the
      Servicer and Optional Purchase Proceeds), and

(viii)     eighth,  if no  Servicer  Default  has  occurred  and is
      continuing,  the  remaining  balance,  if  any,  to  the
      Seller,  unless  there is a Servicer  Default,  at which
      time the  remaining  balance shall be used to reduce the
      Capital and any other Aggregate Unpaids.

(d)   All  payments by or on behalf of an Obligor with respect to a
Receivable  (excluding   Supplemental   Servicing  Fees)  shall  be
applied  (i) first,  to reduce  Outstanding  Monthly  Advances,  if any,  with  respect to such  Receivable,  as  described in Section
6.7, (ii) second,  to the Scheduled Payment for such Monthly Period with respect to such  Receivable,  and (iii) third,  the  remainder
shall  constitute,   with  respect  to  such  Receivable,   a  Full
Prepayment or Partial Prepayment.

(e)   A Partial  Prepayment  made on a  Receivable  is  applied  to reduce the final  Scheduled  Payment  and will  thereafter,  to the
extent  the  Partial   Prepayment   exceeds  the  final   Scheduled
Payment,  reduce Scheduled Payments in reverse  chronological order beginning  with  the  penultimate  Scheduled  Payment.  The  Rebate
related  to  such   Partial   Prepayment   will  reduce  the  final
Scheduled  Payment  and will  thereafter,  to the extent the Rebate exceeds the final Scheduled  Payment,  reduce Scheduled Payments in
reverse   chronological   order   beginning  with  the  penultimate
Scheduled Payment.

           Section 2.2    Withdrawals from Reserve Account.

(a)   The  Servicer  shall  notify  (with a copy to the  Agent) the
Securities  Intermediary  of the  amount  of,  and  the  Securities
Intermediary  shall make, the withdrawals  from the Reserve Account required  pursuant  to  Sections  1.4(b)  and  2.1(b)(ii).  On each
Settlement  Date,  to the  extent  that the  funds  in the  Reserve
Account exceed the Specified  Reserve  Account  Balance and so long as no Servicer  Default shall have occurred and be continuing,  the
Servicer  may  notify  (with a copy to the  Agent)  the  Securities
Intermediary  of the  amount of,  and the  Securities  Intermediary shall  withdraw  the  amount  of,  such  excess  from  the  Reserve
Account  and   distribute   the  same  to  the  Seller.   Upon  the
occurrence of a Servicer  Default,  the Servicer shall notify (with a copy to the  Agent)  the  Securities  Intermediary  of the amount of, and the Securities  Intermediary  shall  withdraw,  all amounts on deposit in the Reserve  Account for  application  in  accordance with  Section  2.1(c).  To the extent that any funds  remain in the
Reserve   Account   after   the   Aggregate   Unpaids   have   been
indefeasibly  reduced to zero,  such funds shall be  withdrawn  and distributed  to,  or as  directed  by,  the  Seller.  Each  Monthly
Report shall specify the amount,  if any,  which is scheduled to be withdrawn  from the Reserve  Account and  distributed to the Seller on the next succeeding Settlement Date.

(b)   If the Servicer,  pursuant to Section 6.7,  determines on any
Settlement  Date that it is required to make a Monthly  Advance and does  not do so from  its own  funds,  the  Servicer  shall  notify
(with a copy  to the  Agent)  the  Securities  Intermediary  of the amount of such  shortfall,  and the Securities  Intermediary  shall withdraw,  funds from the Reserve  Account up to the amount of such shortfall and deposit them in the  Collection  Account to cover any such  shortfall.  Such  payment  shall be  deemed to have been made by the  Servicer  pursuant  to Section  2.1 for  purposes of making distributions  pursuant to this Agreement,  but shall not otherwise satisfy  the  Servicer's  obligation  to deliver  the amount of the
Monthly  Advances  to the  Collection  Account,  and  the  Servicer
shall  within two  Business  Days  replace any funds in the Reserve
Account  so  used.   The   Servicer   shall  not  be   entitled  to
reimbursement  for any such  deemed  Monthly  Advances  unless  and until the Servicer  shall have  replaced  such funds in the Reserve
Account.

           Section 2.3    Payment  Rescission.  No  payment  of any
of the  Aggregate  Unpaids  shall  be  considered  paid or  applied hereunder  to the extent that,  at any time,  all or any portion of such payment or  application  is rescinded by application of law or judicial  authority,  or must otherwise be returned or refunded for any reason.  Seller  shall remain  obligated  for the amount of any payment or  application  so  rescinded,  returned or refunded,  and shall  promptly pay to the Agent (for  application to the Person or
Persons who suffered  such  rescission,  return or refund) the full amount  thereof,  plus  the  Default  Fee from the date of any such rescission, return or refunding.

           Section 2.4    Clean  Up  Call.  As of the  last  day of
any  Monthly  Period as of which the  Capital is 10% or less of the
Initial  Aggregate  Receivables  Balance,  the Servicer  shall have the  option  to  purchase  all  (but  not  less  than  all)  of the
Purchaser Interest (the "Clean-up Call");  provided,  however, that the Servicer  may not  exercise  the Clean-up  Call if the Optional
Purchase   Proceeds  are   insufficient   to  repay  all  Aggregate
Unpaids.  To exercise such option,  the Servicer  shall provide the
Agent with not less than 10  Business  Days' prior  written  notice of its  intention  to do so (the  "Clean-up  Call  Notice").  On or
before  the  day  preceding  the  related   Settlement   Date,  the
Servicer  shall deposit in the  Collection  Account an amount equal
to  the  aggregate   Administrative   Purchase   Payments  for  the
Receivables  (including Liquidating  Receivables),  included in the
Purchaser  Interest (less the  Liquidation  Expenses to be incurred in connection  with the recovery  thereof).  The foregoing  amounts
(the "Optional  Purchase  Proceeds")  shall be paid by the Servicer into the Collection  Account for  distribution to the Agent and the
Purchasers in accordance with Section 2.1.

           Section 2.5    Monthly   Report  Not  later  than  10:00
a.m.  (Chicago  time)  on each  Determination  Date,  the  Servicer shall  deliver to the Agent a Monthly  Report  with  respect to the immediately  preceding  Monthly Period,  executed by any Authorized
Officer of the Servicer,  containing all information  necessary for making  the  calculations,  withdrawals,  deposits,  transfers  and distributions required by this Article II.

           Section 2.6    Deposits  Net  of  Total  Servicing  Fee.
Any provision herein to the contrary  notwithstanding,  for so long as (i) NFC is the Servicer  hereunder and (ii) no Servicer  Default has occurred and is  continuing,  the deposits into the  Collection
Account  pursuant  to  Section  2.1(a) may be made net of the Total
Servicing  Fee  to be  distributed  to  the  Servicer  pursuant  to
Sections 2.1(c)(iv)   (so  long  as  Collected   Interest  not  yet
distributed  is  sufficient  therefor).  Nonetheless,  the Servicer shall  account for the Total  Servicing  Fee in the Monthly  Report as if such amount had been deposited  into the  Collection  Account and/or transferred separately.

           Section 2.7    Investment    Policy    and    Procedure.
Investments  in Eligible  Investments  shall be made in the name of the  Securities  Intermediary,  and such  investments  shall not be sold or disposed of prior to their  maturity.  The  Servicer  shall from time to time  appoint  a  person,  which  shall  initially  be
JPMorgan  Chase Bank,  to act as  "Securities  Intermediary"  , who
shall  qualify as a  "securities  intermediary"  within the meaning of  Section  8-102 of the UCC in  effect  in the State of New York.
The  Servicer  shall  provide  notice  of such  appointment  to the
Agent and shall  use  reasonable  efforts  to  obtain  the  express agreement  of such  Person  to the  obligations  of the  Securities
Intermediary  set forth in Sections  1.4, 2.1, 2.2, 2.7 and 6.12, a copy of which agreement shall be delivered to the Agent.

(a)   With  respect  to  the  Designated   Account  Property,   the
Securities Intermediary agrees, by its acceptance hereof, that:

(i)   The  Designated  Accounts  are  accounts  to which  Financial
      Assets will be credited  and are  "securities  accounts"
      within the meaning of Section 8-501 of the UCC.

(ii)  All  securities or other  property  underlying  any Financial
      Assets  credited  to the  Designated  Accounts  shall be
      registered in the name of the  Securities  Intermediary,
      indorsed to the Securities  Intermediary  or in blank or
      credited to another  securities  account  maintained  in
      the name of the Securities  Intermediary  and in no case
      will  any  Financial   Asset  credited  to  any  of  the
      Designated  Accounts  be  registered  in the name of the
      Agent, the Company, the Servicer or the Seller,  payable
      to the order of the Agent, the Company,  the Servicer or
      the  Seller or  specially  indorsed  to the  Agent,  the
      Company,  the  Servicer  or  the  Seller  except  to the
      extent the  foregoing  have been  specially  indorsed to
      the Securities Intermediary or in blank.

(iii) All  property   delivered  to  the  Securities   Intermediary
      pursuant to this Agreement will be promptly  credited to
      the  appropriate  Designated  Account as directed by the
      Servicer or as otherwise provided herein.

(iv)  Each  item  of   property   (whether   investment   property,
      Financial Asset, security,  instrument or cash) credited
      to  a   Designated   Account   shall  be  treated  as  a
      "financial   asset"   within  the   meaning  of  Section
      8-102(a)(9) of the New York UCC.

(v)   If at any time the Securities  Intermediary shall receive any order from the Agent  directing  transfer or  redemption
      of  any  Financial  Asset  relating  to  the  Securities
      Accounts, the Securities  Intermediary shall comply with
      such  entitlement  order without  further consent by the
      Financial  Institutions,  the Company, the Servicer, the
      Seller or any other Person.

(vi)  The Designated  Accounts shall be governed by the laws of the
      State of New York,  regardless  of any  provision in any
      other  agreement.  For  purposes  of the  UCC,  New York
      shall  be  deemed  to be the  Securities  Intermediary's
      jurisdiction  and the  Designated  Accounts  (as well as
      the Securities  Entitlements  related  thereto) shall be
      governed by the laws of the State of New York.

(vii) The Securities  Intermediary  has not entered into, and until the  termination  of this Agreement will not enter into,
      any  agreement  with any other  Person  relating  to the
      Designated   Accounts   and/or  any   Financial   Assets
      credited  thereto  pursuant  to which it has  agreed  to
      comply  with  entitlement  orders (as defined in Section
      8-102(a)(8)  of the New York UCC) of such  other  Person
      and the  Securities  Intermediary  has not entered into,
      and until the  termination  of this  Agreement  will not
      enter   into,   any   agreement   with   the   Financial
      Institutions,  any Company,  the Seller, the Servicer or
      the  Agent   purporting   to  limit  or  condition   the
      obligation  of the  Securities  Intermediary  to  comply
      with  entitlement  orders  as  set  forth  in  Section
      2.7(a)(v) above.

(viii)     Except  for the claims and  interest  of the Agent,  and
      the Company in the Designated  Accounts,  the Securities
      Intermediary  knows of no claim to, or interest  in, the
      Designated  Accounts or in any Financial  Asset credited
      thereto.   If  any  other   person   asserts  any  lien,
      encumbrance  or  adverse  claim   (including  any  writ,
      garnishment,  judgment, warrant of attachment, execution
      or similar process)  against the Designated  Accounts or
      in any Financial Asset carried  therein,  the Securities
      Intermediary   will  promptly  notify  the  Agent,   the
      Company, and the Servicer thereof.

(ix)  The Securities  Intermediary will promptly send copies of all
      statements,   confirmations  and  other   correspondence
      concerning   the   Designated    Accounts   and/or   any
      Designated  Account Property  simultaneously  to each of
      the  Servicer and the Agent at the  addresses  set forth
      in the signature pages hereof.

(b)   The Servicer shall have the right,  revocable by the Agent to notify the  Securities  Intermediary  (with a copy to the Agent) of
the  amounts  to  be  withdrawn  and  paid,   and  the   Securities
Intermediary  shall make such  withdrawals  and payments,  from the
Designated  Accounts for the purpose of permitting  the Servicer to carry out its duties  hereunder  or  permitting  the Agent to carry out its duties hereunder.

(c)   The Agent shall possess all right,  title and interest in and to all  funds  on  deposit  from  time to  time  in the  Designated
Accounts  and in all  proceeds  thereof.  The  Designated  Accounts shall be under the sole  dominion  and control of the Agent for the benefit of the Agent and the Purchasers.

(d)   The Servicer shall not direct the Securities  Intermediary to make any  investment  of any funds or to sell any  investment  held in any of the  Designated  Accounts  unless the  security  interest granted  and  perfected  in  such  account  shall  continue  to  be perfected  in such  investment  or the  proceeds  of such sale,  in either  case  without any  further  action by any  Person,  and, in connection  with  any  direction  to the  Agent  to make  any  such investment  or sale, if requested by the  Securities  Intermediary, the  Servicer  shall  deliver  to the  Securities  Intermediary  an opinion of counsel,  acceptable to the Securities Intermediary,  to such effect.

(e)   The Seller shall pay all fees and expenses of the  Securities
Intermediary.  The Securities  Intermediary  shall have no right of offset against amounts in the Designated Accounts.

           Section 2.8    Default  Fees.  If any  Person  fails  to
pay any of the  Obligations  when due,  such Person  agrees to pay,
on  demand,   the  Default  Fee  in  respect  thereof  until  paid.
Notwithstanding  the  foregoing,  no provision of this Agreement or the Fee Letter shall  require the payment or permit the  collection of any  amounts  hereunder  in excess of the maximum  permitted  by applicable law.

           Section 2.9    Distributions      by     Agent.      All
distributions  to the Agent  under any clause of Section  2.1(c) or any other  provision of this  Agreement in respect of amounts owing to the  Agent and the  Purchasers  shall be  allocated  and paid by the Agent to the Purchasers as the Agent and the  Purchasers  shall agree.

                            ARTICLE III
                  REPRESENTATIONS AND WARRANTIES

           Section 3.1    Representations and Warranties of Seller
Parties.   As  of   the   date   hereof   (or   with   respect   to
representations  and warranties  that speak expressly as of another date,  then  as of such  other  date),  each  Seller  Party  hereby represents  and  warrants  to the Agent and the  Purchasers,  as to itself, that:

(a)   Corporate  Existence  and  Power.  Such  Seller  Party  is  a
corporation  duly organized,  validly existing and in good standing under  the  laws  of  its  state  of  incorporation,  and  is  duly qualified  to do  business  and is in good  standing  as a  foreign corporation,  and  has  and  holds  all  corporate  power  and  all
governmental  licenses,  authorizations,   consents  and  approvals
required  to carry on its  business in each  jurisdiction  in which its business is conducted.

(b)   Power  and  Authority;   Due  Authorization  Execution  and
Delivery.  The  execution and delivery by such Seller Party of this
Agreement  and each  other  Transaction  Document  to which it is a party,  and  the  performance  of  its  obligations  hereunder  and thereunder  and, in the case of Seller  only,  Seller's  use of the proceeds of sales made hereunder,  are within its corporate  powers and  authority  and have  been  duly  authorized  by all  necessary corporate  action  on its  part.  This  Agreement  and  each  other
Transaction  Document  to which  such  Seller  Party is a party has been duly executed and delivered by such Seller Party.

(c)   No  Conflict.  The  execution  and  delivery  by such  Seller
Party of this  Agreement  and each other  Transaction  Document  to which  it is a  party,  and  the  performance  of  its  obligations hereunder  and  thereunder  do not  contravene  or violate  (i) its certificate  or articles  of  incorporation  or  by-laws,  (ii) any law,  rule or regulation  applicable to it, (iii) any  restrictions under any material  agreement,  contract or  instrument to which it is a party or by  which  it or any of its  property  is  bound,  or
(iv)  any  order,  writ,  judgment,  award,  injunction  or  decree binding on or affecting it or its property.

(d)   Governmental  Authorization.  Other  than the  filing  of the
financing  statements  required  hereunder,   no  authorization  or
approval or other action by, and no notice to or filing  with,  any governmental  authority or regulatory  body is required for the due execution  and delivery by such Seller Party of this  Agreement and each  other  Transaction  Document  to which it is a party  and the performance of its obligations hereunder and thereunder.

(e)   Actions,  Suits.  There are no actions,  suits or proceedings
pending,   or  to  the  best  of  such  Seller  Party's  knowledge,
threatened,  against or affecting such Seller Party,  or any of its properties,  in or before  any  court,  arbitrator  or other  body, that would result in a Material Adverse Change.

(f)   Binding  Effect.  This  Agreement and each other  Transaction
Document  to which  such  Seller  Party is a party  constitute  the
legal,   valid  and  binding   obligations  of  such  Seller  Party
enforceable  against  such Seller  Party in  accordance  with their respective  terms,  except as such  enforcement  may be  limited by
applicable   bankruptcy,   insolvency,   reorganization   or  other
similar laws relating to or limiting  creditors'  rights  generally
and  by  general   principles  of  equity  (regardless  of  whether
enforcement is sought in a proceeding in equity or at law).

(g)   Use of Proceeds.  No proceeds of any sale  hereunder  will be used (i) for a  purpose  that  violates,  or would be  inconsistent with,  Regulation T, U or X  promulgated  by the Board of Governors of the  Federal  Reserve  System  from  time  to  time  or  (ii) to acquire  any  security  in any  transaction  which  is  subject  to
Section  13 or 14 of  the  Securities  Exchange  Act  of  1934,  as
amended.

(h)   Good Title.  Immediately  prior to each  purchase  hereunder, the  Seller  shall  be  the  legal  and  beneficial  owner  of  the
Receivables  and Related  Security with respect  thereto,  free and clear  of any  Adverse  Claim.  All  necessary  actions  have  been taken,  including the filing of all  financing  statements or other similar  instruments or documents  necessary  under the UCC (or any
comparable  law)  of  all  appropriate   jurisdictions  to  perfect
Seller's  ownership  interest  in each  Receivable  and the Related
Security.

(i)   Perfection.  This Agreement,  together with the filing of the financing  statements  contemplated  hereby,  is effective  to, and shall  transfer to the Agent for the benefit of the Purchaser  (and the Agent for the  benefit  of the  Purchaser  shall  acquire  from
Seller) a valid and perfected  first priority  undivided  ownership interest in each  Receivable  existing or hereafter  arising and in the Related  Security with respect  thereto,  free and clear of any
Adverse  Claim.  All necessary  actions have been taken,  including
the  filing  of  all   financing   statements   or  other   similar
instruments   or  documents   necessary   under  the  UCC  (or  any
comparable  law) of all appropriate  jurisdictions,  to perfect the
Agent's  (on behalf of the  Purchaser)  ownership  interest  in the
Receivables and, the Related Security.

(j)   Places of  Business.  The  principal  place of  business  and chief  executive  office of such Seller Party and the offices where it keeps all of its Records are located at the  address(es)  listed on Exhibit II or such other  locations  of which the Agent has been notified in accordance with Section 5.2(a) in  jurisdictions  where all action  required  to  continue  the  perfection  of the Agent's security  interest in the Receivables and the Related  Security has
been   taken   and    completed.    Seller's    Federal    Employer
Identification Number is correctly set forth on Exhibit II.

(k)   Not a Holding Company or an Investment  Company.  Such Seller
Party  is  not  a  "holding  company"  or a  "subsidiary  holding company"  of a "holding  company"  within the meaning of the Public
Utility Holding  Company Act of 1935, as amended,  or any successor statute.  Such Seller Party is not an "investment  company"  within the meaning of the Investment  Company Act of 1940, as amended,  or any successor statute.

(l)   Taxes.  Such  Seller  Party  will do  nothing  to  materially impair the rights,  title and  interest of any  Purchaser in and to the  Purchaser  Interest  and will pay when due (or contest in good faith)  any  taxes,  including  without  limitation  any sales tax, excise tax or other  similar tax or charge,  payable in  connection with the Receivables and their creation and satisfaction.

(m)   Financial  Condition.  In the case of the  Seller  only,  the
Seller is solvent  and able to pay its debts  when due,  and is not the  subject  of any  case  or  proceeding,  domestic  or  foreign, relating to bankruptcy,  insolvency,  reorganization,  arrangement,
adjustment   of  debts,   winding-up,   liquidation,   dissolution,
composition,  receivership,   trusteeship,  custodianship,  or  any
other  proceeding  regarding  relief of debtors or  enforcement  of
creditors'   rights;   Seller   shall   not  take  any   action  in
furtherance  of, or  indicating  its  consent to,  approval  of, or acquiescence  in, any of the foregoing  cases or  proceedings;  and
Seller is not a defendant in any case,  proceeding  or other action seeking  issuance  of a writ or warrant of  attachment,  execution, distraint  or  similar  process  against  all  or any  part  of its assets.

                            ARTICLE IV
                      CONDITIONS OF PURCHASES

           Section 4.1    Conditions  Precedent  to  Purchase.  The
purchase of a Purchaser  Interest  under this  Agreement is subject
to  the   conditions   precedent  that  (a) the  Agent  shall  have
received  on or before the date of such  purchase  those  documents listed on Schedule A and  (b) the  Agent  shall have  received  all fees and  expenses  required  to be paid on such date  pursuant  to the terms of this Agreement and the Fee Letter.

                             ARTICLE V
                             COVENANTS

           Section 5.1    Affirmative  Covenants  of  the  Seller
Parties.  Until the date on which the  Aggregate  Unpaids have been
indefeasibly  paid  in  full  and  this  Agreement   terminates  in
accordance with its terms, each Seller Party hereby  covenants,  as to itself, as set forth below:

(a)   Financial  Reporting.  Such Seller Party will  maintain,  for itself  and  each  of its  Subsidiaries,  a  system  of  accounting
established   and   administered   in  accordance   with  generally
accepted accounting principles, and furnish to the Agent:

(i)   Annual  Reporting.  Within  120 days  after  the close of its fiscal  year,  the annual  report for  Servicer for such
      fiscal  year on Form  10-K,  in the form  filed with the
      Securities and Exchange Commission.

(ii)  Quarterly  Reporting.  Within 45 days  after the close of the first three (3)  quarterly  periods of its fiscal  year,
      the quarterly  reports for Servicer on Form 10-Q, in the
      form filed with the Securities and Exchange  Commission,
      as at the close of each such period.

(iii) Other  Information.  Promptly,  from time to time, such other information,  documents,  records or reports relating to
      the   Receivables   or  the  condition  or   operations,
      financial  or  otherwise,  of such  Seller  Party as the
      Agent may from time to time reasonably  request in order
      to  protect   the   interests   of  the  Agent  and  the
      Purchasers under or as contemplated by this Agreement.

(b)   Notices.  Such Seller  Party will notify the Agent in writing of any of the following  promptly  upon learning of the  occurrence thereof,  describing the same and, if  applicable,  the steps being taken with respect thereto:

(i)   Servicer  Defaults.  The occurrence of each Servicer Default, by a statement of an  Authorized  Officer of such Seller
      Party.

(ii)  Sale  Agreement.   Any  request  for  waivers,   consents  or
      modifications of the Sale Agreement.

(c)   Compliance   with  Laws  and   Preservation   of  Corporate
Existence.  Such Seller Party will comply in all respects  with all applicable laws,  rules,  regulations,  orders,  writs,  judgments, injunctions,  decrees  or awards to which it may be  subject.  Such
Seller Party will  preserve and maintain its  corporate  existence, rights,  franchises  and  privileges  in  the  jurisdiction  of its incorporation,  and qualify and remain  qualified in good  standing as a foreign  corporation in each  jurisdiction  where its business
is  conducted,   except  where  the  failure  to  so  preserve  and
maintain or qualify would not result in a Material Adverse Change.

(d)   Audits.  Such  Seller  Party  will  furnish to the Agent from
time  to  time  such   information  with  respect  to  it  and  the
Receivables  as the  Agent  may  reasonably  request.  Such  Seller
Party  shall  permit the Agent and its agents and  representatives, at their own expense  (unless a Servicer  Default has  occurred and is  continuing  (including,  without  limitation,  by  reason  of a failure to deliver the reports  required by Section 6.9 or Section
6.10 and the  expiration of the grace period  specified in Section
7.1(c)),  in which  case,  at the expense of the  Servicer)  during normal  business  hours on 48 hours  prior  notice:  (i) to examine
and  make  copies  of  and  abstracts   from  all  Records  in  the
possession  or under the  control of such  Person  relating  to the
Receivables   and  the   Related   Security,   including,   without
limitation,  the related  Contracts,  and (ii) to visit the offices and  properties  of such Person for the purpose of  examining  such materials  described  in clause (i) above,  and to discuss  matters relating to such Person's  financial  condition or the  Receivables and the Related Security or any Person's  performance  under any of the  Transaction  Documents or any Person's  performance  under the
Contracts  and,  in each  case,  with  the  executive  officers  of
Seller  or the  Servicer.  Nothing  in this  Section  5.1(d)  shall affect the  obligations  of the Servicer to observe any  applicable
law  prohibiting  the  disclosure  of  information   regarding  the
Obligors,  and the  failure of the  Servicer  to provide  access to information as a result of this  obligation  shall not constitute a breach of this Section 5.1(d).

(e)   Keeping and Marking of Records and Books.  The Servicer  will keep proper  books and  records of account  containing  full,  true and  correct  entries  in  conformity  with  GAAP  (to  the  extent applicable).  The  Servicer  will  ensure that its  computer  files are at all  times  marked  in the  fashion  specified  in  Section
4.01(c) of the Sale Agreement.

(f)   Taxes on  Receivables.  Seller  will  pay when due any  taxes payable in connection with the  Receivables,  exclusive of taxes on or measured by income or gross  receipts of the Company,  the Agent or any Financial Institution.

(g)   Ownership.  Seller  shall  take all  necessary  action to (i)
vest legal and equitable title to the Designated  Receivables,  and
the   Related   Security   purchased   under  the  Sale   Agreement
irrevocably  in Seller,  free and clear of any Adverse Claims other than  Adverse  Claims  in favor  of the  Agent  and the  Purchasers
(including,   without  limitation,  the  filing  of  all  financing
statements  or other  similar  instruments  or documents  necessary
under  the  UCC  (or  any  comparable   law)  of  all   appropriate
jurisdictions  to  perfect  Seller's  interest  in such  Designated
Receivables   and  Related   Security  and  such  other  action  to
perfect,  protect or more fully  evidence  the  interest  of Seller therein as the Agent may  reasonably  request),  and (ii) establish and  maintain,  in  favor  of the  Agent,  for the  benefit  of the
Purchasers,   a  valid  and  perfected  first  priority   undivided
ownership  interest  (and/or a valid and perfected  first  priority security  interest) in all Receivables and Related  Security,  free and  clear of any  Adverse  Claims  other  than  Adverse  Claims in favor of the Agent for the  benefit of the  Purchasers  (including, without  limitation,  the  filing of all  financing  statements  or other  similar  instruments  or documents  necessary  under the UCC
(or  any  comparable  law)  of  all  appropriate  jurisdictions  to perfect the Agent's  (for the benefit of the  Purchasers)  interest in such  Receivables and Related  Security and such other action to perfect,  protect or more fully  evidence the interest of the Agent for the  benefit  of the  Purchasers  as the Agent  may  reasonably request).

(h)   Representations  and  Warranties  as to the  Receivables.  As
collateral  security for the  performance  by the Seller of all the
terms,   covenants  and  agreements  on  the  part  of  the  Seller
(whether  as  Seller  or  otherwise)  to be  performed  under  this
Agreement  or  any  document  delivered  in  connection  with  this
Agreement  in  accordance  with the terms  thereof,  including  the punctual  payment  when  due  of  all  obligations  of  the  Seller hereunder  or  thereunder,  whether for  indemnification  payments, fees,  expenses  or  otherwise,  the Seller  hereby  assigns to the
Agent for its benefit and the ratable  benefit of the  Purchasers a security  interest  in,  all  of  the  Seller's  right,  title  and interest  in, to and under  (but none of the  Seller's  obligations under) all of the following,  whether now or hereafter  existing or arising:

(i)   the Sale Agreement,  including,  without limitation,  (a) all rights of the Seller to receive  moneys due or to become
      due under or  pursuant  to the Sale  Agreement,  (b) all
      security  interests  and property  subject  thereto from
      time to time  purporting to secure payment of monies due
      or  to  become  due  under  or   pursuant  to  the  Sale
      Agreement,  (c) all  rights  of the  Seller  to  receive
      proceeds  of  any  insurance,   indemnity,  warranty  or
      guaranty with respect to the Sale Agreement,  (d) claims
      of the Seller for  damages  arising out of or for breach
      of or  default  under  the Sale  Agreement,  and (e) the
      right of the Seller to compel  performance and otherwise
      exercise all remedies thereunder;

(ii)  all  Receivables,  the Related  Security with respect thereto
      and  the   Collections   not   otherwise   purchased  or
      scheduled to be purchased under this Agreement;

(iii) to the extent not included in the foregoing,  all proceeds of any and all of the foregoing.

Such   assigned   right,    title   and   interest   includes   the
representations  and warranties of NFC made to the Seller  pursuant to  Sections  3.01  and  3.02 of the  Sale  Agreement.  The  Seller
hereby  represents and warrants to the  Purchasers  that the Seller has taken no action  which  would  cause such  representations  and warranties  to be false in any  material  respect as of the date of
this  Agreement.   The  Seller  further   acknowledges   that  each
Purchaser  relies  on the  representations  and  warranties  of the
Seller  under this  Agreement  and of NFC under the Sale  Agreement in accepting  the  Receivables.  The foregoing  representation  and warranty  speaks  as of the  date  of  this  Agreement,  but  shall survive the sale,  transfer and  assignment of the  Receivables  to the Purchasers.

(i)   Repurchase  of  Receivables  Upon  Breach of  Warranty.  Upon
discovery  by the Seller or the  Servicer of a breach of any of the
representations   and  warranties  in  Section  3.01  of  the  Sale
Agreement  (and,  with  respect to  Subsection  3.01(j) of the Sale
Agreement,  irrespective of any limitation  regarding  knowledge of
NFC)  or in  Article  III of this  Agreement  that  materially  and adversely  affects the interests of a Purchaser in any  Receivable, the  party  discovering  such  breach  shall  give  prompt  written notice  thereof to the Agent and the  Purchasers.  As of the second
Settlement  Date  following  its discovery or its receipt of notice of such a breach (or, if a Servicer  Default  has  occurred  and is continuing,  or, at the  applicable  Seller Party's  election,  the first  Accounting  Date  following  such  discovery),  unless  such breach  shall  have  been  cured  in  all  material  respects,  the applicable  Seller  Party shall  repurchase  the  interests  of the
Purchasers in such  Receivable  from the  Purchasers on the related
Settlement  Date.  A Purchaser  shall have no  affirmative  duty to conduct  any  investigation  as to  the  occurrence  of  any  event requiring  the  repurchase  of  any  Receivable  pursuant  to  this
Section 5.1(i).

                The  repurchase  price  to be paid by any  Warranty
Purchaser  shall be an amount  equal to the  Warranty  Payment.  It is  understood  and agreed  that the  obligations  of the  Warranty
Purchaser to  repurchase  any  Receivable  as to which a breach has occurred and is continuing,  shall, if such repurchase  obligations are fulfilled,  constitute the sole remedy against the Seller,  the
Servicer  or NFC for  such  breach  available  to any  Person.  The
Servicer     acknowledges    its    obligations    to    repurchase
Administrative  Receivables from the Purchaser pursuant to Section
5.2(b) hereof and to repurchase  Warranty  Receivables  pursuant to
Section 5.04 of the Sale Agreement.

(j)   Corporate  Separateness.  Seller will  maintain its corporate
separateness   and   distinctiveness   from   NFC  and  all   other
Affiliates through observation of the following covenants:

(i)   Seller  shall at all times  restrict  its  activities  to (i)
      providing  financing  facilities through the purchase of
      any instalment sale  contracts,  loans,  notes,  leases,
      accounts  or  other   rights  to  payment   from  retail
      customers  in  respect of trucks,  buses,  trailers  and
      related equipment  (including notes of dealers and other
      persons that finance the  acquisition  by such dealer or
      other  person  of  a  truck,  bus,  trailer  or  related
      equipment  that is leased to a third  person or persons)
      from NFC and (ii)  conducting any ancillary  business or
      activity  as  it  deems   necessary  or  appropriate  to
      accomplish  its primary  purpose.  Seller will not amend
      its  certificate  of  incorporation  ("Certificate  of
      Incorporation")  in any manner  which would  affect such
      restrictions on Seller's activities.

(ii)  Seller  shall keep  separate  books and records such that its
      own  separate   financial   statements  may  be  readily
      prepared  and   presented   apart  from  any   financial
      statements   consolidated   to   include   NFC   or  any
      subsidiary  or affiliate  of NFC other than Seller.  Any
      financial  statements  of NFC which are  presented  on a
      consolidated  basis  to  include  Seller  shall  contain
      notes  clearly  stating that the  Receivables  have been
      sold  to a  third  party  and  are  not  assets  of  the
      consolidated group.

(iii) Seller shall  conduct its business  solely in its  individual corporate  name  and  otherwise  so as  not  to  mislead
      others  with  whom it deals  regarding  its  independent
      identity and existence.

(iv)  Seller  has  and  will  maintain  its  own  separate  mailing address, telephone number and stationery.

(v)   Seller   will  cause  to  be  elected  and   compensate   its
      Independent  Directors  as  described  in  Section  5.1
      (j)(xi) below.

(vi)  Any allocations of direct,  indirect or overhead expenses for items shared  between  Seller on the one hand and NFC on
      the other  hand have been and will be made to the extent
      practical  on  the  basis  of  actual  use or  value  of
      services  rendered and  otherwise on a basis  reasonably
      related to actual use or the value of services rendered.

(vii) Seller has paid and will pay its own  operating  expenses and liabilities  from its own funds,  except NFC shall pay a
      portion  of  the   expenses   of  Seller   incurred   in
      connection  with the  transactions  contemplated  by the
      Transaction  Documents.  Such  payment  by NFC  shall be
      treated  by  NFC  as  Advances  under  the  Amended  and
      Restated    Intercompany    Advance    Agreement    (the
      "Intercompany  Advance  Agreement")  dated  as of May 3,
      1994, between NFC and Seller.

(viii)     Seller  shall not  commingle  or pool its funds or other
      assets  with  those of NFC or any  other  subsidiary  or
      affiliate  of NFC  except as  specifically  provided  in
      transaction  documents  executed in connection with past
      pools of  receivables  and in the Amended  and  Restated
      Operating  Agreement  dated  as  of  May  3,  1994  (the
      "Operating  Agreement")  between NFC and Seller.  Except
      as provided in the  Operating  Agreement,  Seller  shall
      not  maintain  joint bank  accounts or other  depository
      accounts  to which  NFC or any other  Affiliate  of NFC,
      other  than  NFC  in  its  capacity  as  Servicer,   has
      independent access.

(ix)  Seller is not named,  and has not entered any agreement to be
      named,   directly   or   indirectly,   as  a  direct  or
      contingent  beneficiary  or loss payee on any  insurance
      policy  covering  the  property  of NFC or of any  other
      subsidiary or Affiliate of NFC.

(x)   Each officer and director of Seller  shall  discharge  his or her  respective  fiduciary  duties  and  obligations  in
      accordance with all applicable laws.

(xi)  Seller  has,  and shall  continue  at all  times to have,  at least two Independent  Directors (as defined in Seller's
      restated  Certificate of  Incorporation  as in effect on
      the date hereof) on its board of directors.

(k)   Taxes.  Such  Seller  Party  shall file all tax  returns  and reports  required by law to be filed by it and shall  promptly  pay all taxes and  governmental  charges at any time owing,  except any such taxes  which are not yet  delinquent  or are being  diligently contested in good faith by  appropriate  proceedings  and for which
adequate   reserves   in   accordance   with   generally   accepted
accounting principles shall have been set aside on its books.

(l)   Transfers,  Liens,  Etc.  Except  for the  Lien in favor of a
Purchaser  created by this Agreement,  the Seller Parties shall not transfer,  assign (by  operation of law or  otherwise) or otherwise dispose  of, or  create  or  suffer  to exist any Lien  (including, without  limitation,  the filing of any financing  statement)  upon or with respect to any Receivable or Related Security.

(m)   Liens in Force.  Except as contemplated in Sections 6.1, 6.4 or 6.5 of this  Agreement,  the Seller Parties shall not release in whole  or  in  part  any  Financed  Vehicle  or  related  insurance
contract   rights  from  the   security   interest   securing   the
Receivable.

(n)   No  Impairment.  The  Seller  Parties  shall  do  nothing  to impair  the rights of the  Seller or any  Purchasers  in and to the
Receivables.

(o)   No  Modifications.  The  Seller  Parties  shall  not amend or otherwise  modify any Receivable  such that the Initial  Receivable
Balance,  the  Annual  Percentage  Rate  or  the  total  number  of
Scheduled  Payments  is  altered  or such that the final  scheduled payment  on such  Receivable  will be due  later  than  August  31,
2012.  Any such  extension of the final  scheduled  payment will be made by the Servicer in  accordance  with its  customary  servicing procedures.

(p)   Sale  Agreement.  The  Seller  Parties  shall  not  grant any waiver or consent under,  amend or otherwise  modify,  or terminate the Sale Agreement without the prior written consent of the Agent.

(q)   Name  Change.  No Seller  Party  shall  change  its (i) name, identity,  or  corporate  structure  in any manner  that would make any financing  statement or  continuation  statement filed by it in connection  with the  Transaction  Documents  seriously  misleading within  the  meaning  of  Section  9-506(b)  of the  UCC,  or  (ii)
jurisdiction  of  formation,  unless it shall  have given the Agent at least 60 days prior written  notice  thereof and shall file such
financing   statements   or  amendments  as  may  be  necessary  to
continue the  perfection  of the Agent's  security  interest in the
Receivables and the Related Security.

           Section 5.2    Covenants of the  Servicer.  At all times
from the date  hereof  to the date on which the  Aggregate  Unpaids shall be equal to zero,  unless the Agent shall  otherwise  consent in writing:

(a)   Conduct  of  Business.   The  Servicer  will  do  all  things
necessary  to remain duly  incorporated,  validly  existing  and in good  standing as a domestic  corporation  in its  jurisdiction  of
incorporation   and  will  maintain  all  requisite   authority  to
conduct its  business in each  jurisdiction  in which its  business requires  such  authority  except  where the failure to so preserve and  maintain  or qualify  would not  result in a Material  Adverse
Change.

(b)   Purchase  of  Receivables  Upon  Breach  of  Covenant.   Upon
discovery by any of the Seller or the  Servicer,  the Agent and the
Purchasers  of a  breach  of any  of the  covenants  set  forth  in
Section  6.5  and   Sections   5.1  (m),  (n)  or  (o),  the  party
discovering  such breach shall give prompt  written  notice thereof to the  Agent  and  the  Purchasers.  As of the  second  Accounting
Date  following  its  discovery or receipt of notice of such breach
(or,  at the  Servicer's  election,  the first  Accounting  Date so following),  the  Servicer  shall,  unless it shall have cured such breach  in all  material  respects,  purchase  from the  Purchasers
their   interests  in  any  Receivable   materially  and  adversely
affected by such breach and, on the related  Settlement  Date,  the
Servicer  shall  pay the  Administrative  Purchase  Payment.  It is understood  and  agreed  that the  obligation  of the  Servicer  to purchase  any  Receivable  with  respect to which such a breach has
occurred  and  is   continuing   shall,   if  such   obligation  is
fulfilled,  constitute  the sole remedy  against the  Servicer  for such breach available to any Person.

(c)   Servicing  Procedures.  The  Servicer  shall  not  change  or amend its customary  servicing  procedures in any manner that would reasonably  be  expected to  materially  and  adversely  affect the collectibility of the Receivables generally.

           Section 5.3    Covenant   of  the   Agent.   Until  this
Agreement  has  terminated,  the Agent shall  maintain the Schedule of  Receivables  at its  office  set  forth on the  signature  page hereof for  inspection  during normal  business hours by interested parties.

           Section 5.4    Replacement  of  Financial  Institutions.
In the event that the Discount  Rate  applicable  to any portion of the  Purchaser  Interest  is  calculated  using  the Base Rate as a result of clause  (a) of the  definition  of  "Discount  Rate," the
Agent,  Seller and Servicer will  cooperate to have such  Financial
Institution  replaced  with a Financial  Institution  that would be able to fund using the LIBO Rate.

                            ARTICLE VI
                   ADMINISTRATION AND COLLECTION

           Section 6.1    General  Duties  of  the  Servicer.   The
Servicer is hereby  appointed  and  authorized by the Agent and the
Purchasers  to act as agent for the Agent  and the  Purchasers  and in  such  capacity  shall  manage,  service,  administer  and  make collections  on the  Receivables  with  reasonable  care using that degree of skill and  attention  that the  Servicer  exercises  with respect  to  comparable  medium  and  heavy  duty  truck,  bus  and trailer  receivables  that it  services  for itself or others.  The
Servicer  hereby accepts such  appointment  and  authorization  and agrees to  perform  the  duties of  Servicer  with  respect  to the
Receivables   set  forth  herein.   The  Servicer's   duties  shall
include  collection  and  posting of all  payments,  responding  to
inquiries   of   Obligors   on   the   Receivables,   investigating
delinquencies,  sending payment coupons to Obligors,  reporting tax information to Obligors,  policing the  collateral,  accounting for collections  and  furnishing  monthly and annual  statements to the
Purchasers  with  respect  to  distributions,   generating  federal
income tax  information  and performing the other duties  specified herein.  Subject to the  provisions  of Section  6.2,  the Servicer shall follow its customary  standards,  policies and procedures and shall have full power and  authority,  acting alone,  to do any and
all   things  in   connection   with  such   managing,   servicing,
administration  and  collection  that  it  may  deem  necessary  or desirable.

           Without  limiting the generality of the  foregoing,  the
Servicer is hereby  authorized  and  empowered by the Agent and the
Purchasers,  pursuant to this  Section 6.1, to execute and deliver,
on  behalf  of  the   Agent  and  the   Purchasers,   any  and  all
instruments  of  satisfaction  or  cancellation,  or of  partial or full release or discharge,  and all other  comparable  instruments, with  respect to the  Receivables  and the Financed  Vehicles.  The
Servicer  is  hereby  authorized  to  commence  in the  name of the
Agent and the  Purchasers or, to the extent  necessary,  in its own name, a legal  proceeding  to enforce a  Liquidating  Receivable as contemplated  by Section  6.3,  to enforce all  obligations  of NFC and Seller in its capacity as the Seller or  otherwise,  under each of  the  Sale  Agreement  and  this  Agreement  or to  commence  or
participate   in  a  legal   proceeding   (including  a  bankruptcy
proceeding)   relating   to  or   involving  a   Receivable   or  a
Liquidating    Receivable.    If   the   Servicer    commences   or
participates  in  such a legal  proceeding  in its  own  name,  the
Agent  and  the  Purchasers  shall  thereupon  be  deemed  to  have
automatically   assigned  such   Receivable  to  the  Servicer  for
purposes of commencing or  participating  in any such proceeding as a  party  or  claimant.  The  Servicer  is  hereby  authorized  and empowered  by the Agent and the  Purchasers  to execute and deliver in the Servicer's name any notices,  demands,  claims,  complaints,
responses,   affidavits  or  other   documents  or  instruments  in
connection   with  any  such   proceeding.   The   Agent  and  each
Purchaser,   upon  the  written  request  of  the  Servicer,  shall
furnish  the  Servicer  with  any  powers  of  attorney  and  other documents  and take any other  steps  which the  Servicer  may deem necessary  or  appropriate  to enable the Servicer to carry out its servicing and  administrative  duties under this  Agreement and the
Purchase   Agreement.    Except  to  the  extent  required  by  the
preceding two  sentences,  the authority and rights  granted to the
Servicer in this  Section 6.1 shall be  nonexclusive  and shall not be construed to be in  derogation  of the retention by the Agent or the Purchasers of equivalent authority and rights.

           Section 6.2    Collection of Receivables  Payments.  The
Servicer  shall make  reasonable  efforts to collect  all  payments called for under the terms and  provisions  of the  Receivables  as and  when  the  same  shall  become  due,  and  shall  follow  such collection  practices,  policies and  procedures as it follows with respect  to  comparable  medium  and  heavy  duty  truck,  bus  and
trailer   receivables  that  it  services  for  itself  or  others.
Except as  provided  in  Section  5.1(o),  the  Servicer  is hereby authorized  to  grant  extensions,  rebates  or  adjustments  on  a
Receivable   without  the  prior   consent  of  the  Agent  or  the
Purchasers and to rewrite,  in its ordinary  course of business,  a
Receivable  with  respect  to any  remaining  Financed  Vehicle  or
Vehicles  to reflect  the Full  Prepayment  of the  portion of such
Receivable  relating  to  one or  more  of  the  Financed  Vehicles securing  such  Receivable  without the prior  consent of the Agent or the  Purchasers.  The Servicer is authorized  in its  discretion to waive any  prepayment  charge,  late payment charge or any other fees that may be  collected  in the  ordinary  course of  servicing the Receivables.

           Section 6.3    Realization     Upon     Liquidating
Receivables.   The   Servicer   shall   use   reasonable   efforts,
consistent with its customary  servicing  procedures,  to repossess or otherwise  comparably  convert the  ownership  of each  Financed
Vehicle that it has  reasonably  determined  should be  repossessed or otherwise  converted  following a default  under the  Receivable
secured  by  each  such   Financed   Vehicle.   The   Servicer   is
authorized  to follow such  practices,  policies and  procedures as it shall deem  necessary  or  advisable  and as shall be  customary and usual in its  servicing  of medium  and heavy duty  truck,  bus and  trailer  receivables  that it  services  for itself or others, which  practices,  policies and procedures  may include  reasonable
efforts  to  realize   upon  or  obtain   benefits   of  any  lease
assignments,  proceeds  from any Dealer  Liability,  proceeds  from
any   International   Purchase   Obligations,   proceeds  from  any
Insurance  Policies and proceeds from any Guaranties,  in each case with  respect to the  Receivables,  selling  the  related  Financed
Vehicle or  Financed  Vehicles  at public or private  sale or sales and other  actions by the  Servicer in order to realize upon such a
Receivable.  The  foregoing is subject to the  provision  that,  in any  case  in  which  the  Financed  Vehicle  shall  have  suffered damage,  the  Servicer  shall not be  required  to expend  funds in connection  with any repair or  towards  the  repossession  of such
Financed  Vehicle unless it shall  determine in its discretion that such repair and/or  repossession  is reasonably  likely to increase the  proceeds  of  liquidation  of  the  related  Receivable  by an amount  greater  than the  amount of such  expenses.  The  Servicer
shall  be   entitled   to   receive   Liquidation   Expenses   from
Collections  with respect to each  Liquidating  Receivable  at such
time  as  the  Receivable  becomes  a  Liquidating   Receivable  in
accordance  with  Section  2.1(b).  Following  the  occurrence  and continuation of a Servicer  Default,  the Agent may, but shall have no  obligation  to take any action or commence  any  proceeding  to realize  upon  any  Liquidating  Receivable,  any  such  action  or commencement  of  proceeding  to be at  the  sole  expense  of  the
Servicer.  At  such  time as the  Servicer  or the  Seller,  as the case  may be,  has any  obligation  to  pursue  the  collection  of
Receivables  and the Agent or a Purchaser  possesses  any documents necessary  therefor,  the Agent or such Purchaser,  as the case may be,  agrees  to  furnish  such  documents  to the  Servicer  or the
Seller,  as the  case  may be,  to the  extent  and for the  period necessary  for the  Servicer or the Seller,  as the case may be, to comply with its obligations hereunder.

           Section 6.4    Maintenance  of Insurance  Policies.  The
Servicer  shall,   in  accordance  with  its  customary   servicing
procedures,   require  that  each  Obligor   shall  have   obtained
physical  damage  insurance  covering each  Financed  Vehicle as of the  execution of the related  Receivable,  unless the Servicer has in accordance  with its customary  servicing  procedures  permitted
an  Obligor  to  self-insure  the  Financed   Vehicle  or  Financed
Vehicles   securing  such   Receivable.   The  Servicer  shall,  in
accordance with its customary  servicing  procedures,  monitor such physical  damage  insurance  with respect to each Financed  Vehicle that secures each Receivable.

           Section 6.5    Maintenance  of  Security  Interests  in
Vehicles.  The Servicer  shall,  in  accordance  with its customary servicing  procedures  and at its own  expense,  take such steps as
are  necessary  to  maintain   perfection  of  the  first  priority
security  interest  created  by  each  Receivable  in  the  related
Financed  Vehicle  or  Financed  Vehicles.  The  Purchasers  hereby authorize  the Servicer to  re-perfect  such  security  interest as necessary  because of the  relocation of a Financed  Vehicle or for any other reason.

           Section 6.6    Total and  Supplemental  Servicing Fees;
Payment of Certain  Expenses by Servicer.  The Servicer is entitled to  receive  the Total  Servicing  Fee and  Supplemental  Servicing
Fees  out  of  Collections  as  provided  herein.  Subject  to  any limitation  on the  Servicer's  liability  hereunder,  the Servicer
shall  be  required  to  pay  all   expenses   incurred  by  it  in
connection  with its  activities  under this  Agreement  (including
fees   and   disbursements   of  the   Purchaser,   the   Financial
Institution,  the Agent,  and any  independent  accountants,  taxes imposed on the  Servicer,  expenses  incurred  in  connection  with distributions  and reports to the Agent and the  Purchasers and all other fees and expenses not expressly  stated under this  Agreement to be for the account of the  Purchasers,  but  excluding  federal, state  and  local  income  and  franchise  taxes,  if  any,  of any
Purchaser).  The Servicer  will not have any  obligation to deposit
Supplemental  Servicing  Fees  in the  Collection  Account.  To the
extent  that  any  such  amount  shall  be held  in the  Collection
Account, such amount may be withdrawn therefrom by the Servicer.

           Section 6.7    Monthly   Advances.    Subject   to   the
following  sentence,  as of each  Settlement  Date, if the payments during the  related  Monthly  Period by or on behalf of the Obligor on  a  Receivable  (other  than  an  Administrative  Receivable,  a
Warranty   Receivable   or   a   Liquidating    Receivable)   after
application  under  Section  2.1 shall be less  than the  Scheduled
Payment,  whether  as a  result  of any  extension  granted  to the
Obligor  or  otherwise,  then the  Servicer  shall,  subject to the following  sentence,  advance any such  shortfall  (such amount,  a
"Monthly  Advance").  The  Servicer  shall be  obligated  to make a
Monthly  Advance  in  respect  of a  Receivable  only to the extent that the Servicer,  in its sole  discretion,  shall  determine that such  advance  shall be  recoverable  (in  accordance  with the two immediately  following  sentences) from  subsequent  Collections or
recoveries  on  such  Receivable.   Subject  to  Section  2.1,  the
Servicer  shall be  reimbursed  for  Outstanding  Monthly  Advances with  respect  to a  Receivable  from the  following  sources  with respect  to such  Receivable,  in each  case as set  forth  in this
Agreement:   (i)  subsequent  payments  by  or  on  behalf  of  the
Obligor,  (ii)  collections  of  Liquidation  Proceeds,  (iii)  the
Administrative  Purchase  Payment  and (iv) the  Warranty  Payment.
At such time as the Servicer shall  determine that any  Outstanding
Monthly  Advances  with  respect  to any  Receivable  shall  not be recoverable  from  payments  with respect to such  Receivable,  the
Servicer  shall be reimbursed  from any  collections  made on other
Receivables.

           Section 6.8    Additional  Deposits.  The Servicer shall
deposit in the Collection  Account the aggregate  Monthly  Advances pursuant  to this  Section  6.7.  The  Servicer  and  the  Warranty
Purchaser  shall  deposit in the  Collection  Account the aggregate
Administrative   Purchase   Payments  and  Warranty  Payments  with
respect to  Administrative  Receivables  and Warranty  Receivables,
respectively.  All such deposits  with respect to a Monthly  Period shall be made in  immediately  available  funds  on the day  before the Settlement Date related to such Monthly Period.

           Section 6.9    Annual  Statement as to  Compliance.  The
Servicer  shall  deliver  to the Agent on or before  February  1 of each year,  beginning  February 1, 2005,  an officer's  certificate signed by the  President  or any Vice  President  of the  Servicer,
dated as of the  immediately  preceding  October 31,  stating  that
(i)  a  review  of  the  activities  of  the  Servicer  during  the preceding  12-month  period  (or,  with  respect  to the first such certificate,  such  period as shall have  elapsed  from the date of this  Agreement  to  the  date  of  such  certificate)  and  of its
performance   under  this   Agreement  has  been  made  under  such
officer's  supervision and (ii) to such officer's knowledge,  based on such review,  the Servicer has fulfilled its  obligations  under this  Agreement in all material  respects  throughout  such period, or,  if there  has been a default  in the  fulfillment  of any such obligation,  specifying  each such  default  known to such  officer and the nature and status thereof.

           Section 6.10   Annual Independent Accountants' Report.

(a)   The Servicer shall cause a firm of  independent  accountants, who may also render  other  services to the Servicer or the Seller, to  deliver  to the  Agent,  on or before  February 1 of each year, beginning  February  1,  2005 with  respect  to the  twelve  months ended on the  immediately  preceding  October 31 (or,  with respect to the first such  report,  such period as shall have  elapsed from the  date of this  Agreement  to the date of such  certificate),  a report  (the  "Accountants'  Report")  addressed  to the  board  of directors  of the  Servicer  and to the Agent,  to the effect  that such firm has  audited the  financial  statements  of the  Servicer and issued its report  thereon  and that such audit (i) was made in
accordance  with  generally  accepted  auditing   standards,   (ii)
included  tests  relating to retail  notes  serviced  for others in accordance  with  the  requirements  of the  Uniform  Single  Audit
Program for  Mortgage  Bankers (the  "Program,")  to the extent the
procedures   in  the  Program  are   applicable  to  the  servicing
obligations  set  forth  in this  Agreement  and  (iii)  except  as described in the report,  disclosed no  exceptions or errors in the records  relating to retail notes  serviced for others that, in the firm's  opinion,  paragraph four of the Program  requires such firm to report.

(b)   The Accountants'  Report shall also indicate that the firm is independent  of the Seller and the  Servicer  within the meaning of the  Code of  Professional  Ethics  of the  American  Institute  of
Certified Public Accountants.

           Section 6.11   Assignment of Administrative Receivables
and  Warranty  Receivables.  Upon  receipt  of  the  Administrative
Purchase  Payment  or  the  Warranty  Payment  with  respect  to an
Administrative  Receivable or a Warranty Receivable,  respectively, the  Agent,  on behalf of the  Purchasers,  shall  assign,  without recourse,  representation  or  warranty,  to  the  Servicer  or the
Warranty  Purchaser,  as  applicable,  all of such Person's  right, title  and  interest  in,  to and  under  (a)  such  Administrative
Receivable or Warranty  Receivable and all monies due thereon,  (b)
the  security  interests  in the related  Financed  Vehicle and, to the extent  permitted  by law,  any  accessions  thereto  which are financed  by  NFC,  (c)  benefits  of any  lease  assignments  with respect to the Financed  Vehicles,  (d) proceeds from any Insurance
Policies  with  respect  to  such  Receivable,  (e)  proceeds  from
Dealer  Liability  with respect to such  Receivable,  proceeds from
any  International   Purchase  Obligations  with  respect  to  such
Receivable  and proceeds from any  Guaranties  of such  Receivable,
(f) the  interests  of such  Person in certain  rebates of premiums and  other  amounts  relating  to the  Insurance  Policies  and any document  relating  thereto and (g) the rights of such Person under the Purchase  Agreement  and the Custodian  Agreement  with respect to such Receivable,  such assignment  being an assignment  outright and  not for  security.  Upon  the  assignment  of such  Receivable described in the preceding  sentence,  the Servicer or the Warranty
Purchaser, as applicable,  shall own such Receivable,  and all such security  and  documents,  free of any further  obligations  to the
Agent or any Purchaser with respect  thereto.  If in any Proceeding it is held that the Servicer  may not enforce a  Receivable  on the grounds  that  it is not a  real  party  in  interest  or a  holder entitled  to  enforce  the  Receivable,  the  Agent  shall,  at the
Servicer's   expense,   take  such  steps  as  the  Servicer  deems
necessary to enforce the  Receivable,  including  bringing  suit in the name of such Person or the names of the Purchasers.

           Section 6.12   Collection  Account.  The Servicer  shall
maintain,  for the  benefit  of the Agent and the  Purchasers,  the
Collection  Account for the  purpose of  receiving  and  disbursing all  Collections,  and  all  other  payments  to be made  into  the
Collection  Account.  The  Collection  Account  will be an Eligible
Account  maintained  in the name of the Agent,  for the  benefit of the  Agent  and the  Purchasers,  and  shall  be used  only for the collection  of the amounts and for  application  of such amounts as described  in  Section  1.4(c)  of  this  Agreement.  In the  event there  shall have been  deposited  in the  Collection  Account  any amount not required to be deposited  therein and so  identified  to the Agent,  such  amount  shall be  withdrawn  from the  Collection
Account by the  Securities  Intermediary  after  notice  thereof by the  Servicer to the  Securities  Intermediary  (with a copy to the
Agent) and the  Securities  Intermediary  shall pay such  amount to or in accordance  with the  instructions  of the Servicer,  and any such  amounts  shall not be  deemed to be a part of the  Collection
Account.  If  the  Collection  Account  ceases  to be  an  Eligible
Account,  the Agent shall,  within ten days of receipt of notice of such change in eligibility,  transfer the Collection  Account to an account meeting the requirements of an Eligible Account.

           The  Servicer  and the Seller  agree to take all actions
reasonably   necessary,   including   the  filing  of   appropriate
financing   statements  and  the  giving  of  proper   registration
instructions  relating to any  investments,  to protect the Agent's and the  Purchasers'  interest  in the  Collection  Account and any
Eligible Investments acquired with moneys therein.

           Section 6.13   Delegation  of  Duties.  So  long  as NFC
acts as Servicer,  the Servicer may, at any time without  notice or
consent,   delegate  any  duties   under  this   Agreement  to  any
corporation  more than 50% of the  voting  stock of which is owned, directly  or  indirectly,  by NFC.  The  Servicer  may at any  time perform  specific duties as Servicer  through  sub-contractors  who are in the business of servicing  medium and heavy duty truck,  bus
and  trailer   receivables;   provided,   however,   that  no  such
delegation  shall relieve the Servicer of its  responsibility  with respect to such duties.

           Section 6.14   Servicer  Not to  Resign.  Subject to the
provisions  of Section 7.2, the Servicer  shall not resign from the
obligations   and  duties  imposed  on  it  by  this  Agreement  as
Servicer  except upon  determination  that the  performance  of its
duties  under  this  Agreement  is  no  longer   permissible  under
applicable law. Any such  determination  permitting the resignation of the  Servicer  shall be  evidenced  by an  opinion of counsel to such  effect  delivered  to the Agent.  No such  resignation  shall become  effective  until the Agent,  its  designee  or a  successor
Servicer shall have assumed the  responsibilities  and  obligations of the Servicer in accordance with Section 6.15.

           Section 6.15   Appointment  of  Successor.  On and after
the time the  Servicer  receives  a notice of  termination  and the appointment of a successor  Servicer  pursuant to Section 7.2, such successor  Servicer  shall be the  successor in all respects to the
Servicer in its capacity as servicer  under this  Agreement and the
transactions   set  forth  or  provided  for  in  this   Agreement;
provided  however,  that  the  predecessor  Servicer  shall  remain liable for,  and the  successor  Servicer  shall have no  liability for, any  indemnification  obligations of the Servicer arising as a result of acts,  omissions  or  occurrences  during  the  period in which the  predecessor  Servicer  was the  Servicer;  and  provided
further,    that   NFC   shall   remain   liable   for   all   such
indemnification  obligations  of the  Servicer  without  regard  to
whether   it  is  still   Servicer   hereunder.   As   compensation
therefor,   the  successor  Servicer  shall  be  entitled  to  such
compensation  (whether  payable  out of the  Collection  Account or otherwise)  as the  predecessor  Servicer  would have been entitled to under this Agreement if no such notice of  termination  had been given  including,  but not limited to, the Total  Servicing Fee and
Supplemental  Servicing Fees;  provided,  however, in the event the
Agent  shall be unable to appoint a successor  Servicer  reasonably acceptable  to the Agent  for the  compensation  specified  herein, the Agent  may make  such  arrangements  for  compensation  of such successor  Servicer  out of payments on the  Receivables  as it and
such   successor   Servicer   shall   agree   provided   that  such
compensation  shall not exceed  110% of such  successor  Servicer's
reasonable   costs  and  expenses  in  performing  its  obligations
hereunder as successor Servicer.

           Section 6.16   Merger or Consolidation of or Assumption
of the  Obligations  of, the  Servicer.  Any  corporation  (a) into which the Servicer  may be merged or  consolidated,  (b)  resulting
from  any  merger,   conversion  or   consolidation  to  which  the
Servicer  shall be a party,  (c)  succeeding to the business of the
Servicer,  or (d)  more  than 50% of the  voting  stock of which is owned  directly  or  indirectly  by  NIC  and  which  is  otherwise servicing  the  Seller's  receivables,  which  corporation  in  the foregoing  cases (c) or (d) executes an agreement of  assumption to perform  every  obligation  of the  Servicer  under this  Agreement shall  be  the  successor  to the  Servicer  under  this  Agreement without  the  execution  or filing of any paper or any  further act
on  the   part  of  any  of  the   parties   to   this   Agreement,
notwithstanding  anything in this  Agreement to the  contrary.  The
Servicer  shall  provide  notice of any  merger,  consolidation  or succession pursuant to this Section 6.16 to the Agent.

                            ARTICLE VII
                         SERVICER DEFAULTS

           Section 7.1    Servicer  Defaults.   The  occurrence  of
any  one or  more  of  the  following  events  shall  constitute  a
Servicer Default:

(a)   the   Servicer   shall  fail  to  instruct   the   Securities
Intermediary  to remit to the Agent on any day any amount  required to be  remitted  to the Agent on such day in respect of Yield,  Net
Swap  Amounts,  Facility  Fees or Capital  and such  failure  shall continue  for  three  (3)  Business  Days  after the date when such amounts became due;

(b)   the Servicer  shall fail to deposit,  or fail to pay, or fail to cause to be  deposited  or paid  when due any other  amount  due hereunder,  and any  such  failure  shall  continue  for  five  (5)
Business  Days  after  the  earlier  of the  date on  which  it has actual  knowledge  thereof  or the date on  which  it has  received written notice thereof by the Agent to the Servicer;

(c)   failure  on the part of the  Seller or the  Servicer  to duly observe  or  perform  any  other  covenants  or  agreements  of the
Seller  or the  Servicer  set  forth  in the Sale  Agreement,  this
Agreement,  or  any  of  the  other  Transaction  Documents,  which failure  continues  unremedied  for a period  of  thirty  (30) days after  the  earlier  of  knowledge  thereof  or the  date on  which
written   notice  of  such  failure,   requiring  the  same  to  be
remedied,  shall have been given to the Seller or the Servicer,  as applicable, by the Agent;

(d)   any  representation,  warranty,  certification  or  statement made by the  Servicer  under this  Agreement  or in any  agreement, certificate,  report,  appendix,  schedule or document furnished by the Seller or  Servicer to the Agent  pursuant to or in  connection with this  Agreement  shall prove to have been false or  misleading in any  material  respect  as of  the  time  made  or  deemed  made
(including  by omission of material  information  necessary to make such  representation,  warranty,  certification  or  statement  not misleading);

(e)   the  entry of a decree  or  order  by a court  or  agency  or supervisory  authority having  jurisdiction in the premises for the appointment  of a  conservator,  receiver  or  liquidator  for  the
Seller or the Servicer,  in any  insolvency,  readjustment of debt, marshaling of assets and  liabilities  or similar  proceedings,  or for the  winding up or  liquidation  of their  respective  affairs, and the  continuance  of any such decree or order  unstayed  and in effect for a period of 60 consecutive days;

(f)   the consent by the Seller or the Servicer to the  appointment of a  conservator  or receiver  or  liquidator  in any  insolvency, readjustment  of debt,  marshaling  of assets and  liabilities,  or similar  proceedings  of or relating to the Seller or the  Servicer or  of  or  relating  to  substantially  all  of  their  respective property;  or the  Seller or the  Servicer  shall  admit in writing its  inability to pay its debts  generally as they become due, file a  petition  to take  advantage  of any  applicable  insolvency  or reorganization  statute,  make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(g)   a default by the  Servicer  in the  performance  of any term, provision or condition  contained in any agreement  under which any indebtedness  of the  Servicer in excess of $10 million was created or  is  governed,  the  effect  of  which  is  to  cause  any  such indebtedness  to become  due prior to its stated  maturity;  or any such  indebtedness  shall  be  declared  to be due and  payable  or required  to  be  prepaid  (other  than  by a  regularly  scheduled payment or as a result of the  voluntary  sale or  transfer  of the property or assets) prior to the stated maturity date thereof.

           Section 7.2    Remedies.

(a)   If a Servicer  Default  shall  occur and be  continuing,  the
Agent by notice  then  given in  writing to the  Servicer  may,  in addition to other rights and  remedies  available in a court of law or equity to damages,  injunctive relief and specific  performance, terminate all of the rights and  obligations  of the Servicer under this  Agreement  ("Servicing  Transfer").  On or after the  receipt by the Servicer of such written  notice,  all  authority  and power of the Servicer under this  Agreement,  whether with respect to the
Receivables  or  otherwise,  shall  pass  to  and  be  vested  in a successor  Servicer  appointed  by the Agent  pursuant to and under this  Section  7.2.  The  successor  Servicer is hereby  authorized
and   empowered   to  execute  and   deliver,   on  behalf  of  the
predecessor  Servicer,  as attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish  all other  acts or  things  necessary  or  appropriate  to  effect  the purposes of such  notice of  termination,  whether to complete  the
transfer   and   endorsement   of  the   Receivables   and  related
documents,  or  otherwise.   The  predecessor  Servicer  agrees  to
cooperate  with the  successor  Servicer and the Agent in effecting
the  termination  of  the   responsibilities   and  rights  of  the
predecessor  Servicer under this Agreement,  including the transfer to the  successor  Servicer  for  administration  by it of all cash amounts  that  shall  at  the  time  be  held  by  the  predecessor
Servicer  for  deposit,  or that shall have been  deposited  by the predecessor  Servicer  in the  Collection  Account  or the  Reserve
Account or  thereafter  received  with  respect to the  Receivables that  shall at that time be held by the  predecessor  Servicer.  In addition  to  any  other  amounts  that  are  then  payable  to the
predecessor   Servicer  under  this   Agreement,   the  predecessor
Servicer  shall be entitled to receive from the successor  Servicer reimbursements  for any  Outstanding  Monthly  Advances made during the period prior to the  termination  of the  predecessor  Servicer as Servicer pursuant to this Section 7.2.

(b)   The predecessor  Servicer shall, within two (2) Business Days after  receiving a notice  pursuant to Section  7.2(a)  hereof,  at the  Servicer's  sole expense,  permit the  successor  Servicer and the Agent  access to NFC's  files  and  other  records  in order to effect an orderly transfer of servicing.

(c)    If at any time  there  shall be a  Servicing  Transfer,  NFC will  cause  to  be  transmitted  and  delivered  directly  to  the successor  Servicer,  forthwith  upon receipt and in the exact form received,  all Collections  (properly endorsed,  where required, so that such items may be  collected  by the  successor  Servicer)  on
account   of  the   Purchaser   Interest.   All  such   Collections
consisting  of cash shall not be  commingled  with  other  items or monies of NFC for a period  longer than two Business  Days.  If the
Agent or successor  Servicer  receives items or monies that are not
payments   on  account   of  the   Purchasers'   interest   in  any
Receivables,  such  items or  monies  shall be held in trust by the
Agent  or  successor  Servicer,  as  applicable,  for the  Seller's benefit and  delivered  promptly  to NFC after being so  identified by the Agent or the successor Servicer.

(d)   At any time,  and from  time to time  following  a  Servicing
Transfer,  the successor  Servicer  shall be entitled to notify the
Obligors to make  payments  directly to the  successor  Servicer of amounts  due  under  the  Receivables  at any time and from time to time.

                           ARTICLE VIII
                          INDEMNIFICATION

           Section 8.1    Indemnities   by  the   Seller   Parties.
Without  limiting any other rights that the Agent or any  Purchaser may have hereunder or under  applicable  law, (A) the Seller hereby agrees to  indemnify  (and pay upon  demand  to) the Agent and each
Purchaser  and  their  respective  assigns,  officers,   directors,
agents  and  employees  (each  an  "Indemnified  Party")  from  and against any and all damages,  losses,  claims, taxes,  liabilities, costs,  expenses  and  for all  other  amounts  payable,  including reasonable  attorneys'  fees (which  attorneys  may be employees of the  Agent  or  such  Purchaser)  and  disbursements  (all  of  the
foregoing   being   collectively   referred  to  as  "Indemnified
Amounts")  awarded  against or incurred by any of them  arising out of or as a result  of this  Agreement  or the  acquisition,  either directly  or  indirectly,  by a  Purchaser  of an  interest  in the
Receivables,  and (B) the Servicer  hereby agrees to indemnify (and
pay  upon  demand  to)  each  Indemnified   Party  for  Indemnified
Amounts  awarded  against or incurred by any of them arising out of
the  Servicer's   activities  as  Servicer   hereunder   excluding,
however,  in all of the  foregoing  instances  under the  preceding clauses (A) and (B):

(i)   Indemnified  Amounts to the extent such  Indemnified  Amounts resulted from gross negligence or willful  misconduct on
      the   part   of   the    Indemnified    Party    seeking
      indemnification;

(ii)  Indemnified  Amounts to the extent  arising  from the acts or omissions of a successor Servicer;

(iii) Indemnified  Amounts to the extent the same  includes  losses in respect of Receivables that are uncollectible; or

(iv)  taxes imposed by any  jurisdiction in which such  Indemnified
      Party is or would be  subject  to tax  (unless  such tax
      arises   solely   as  a  result   of  the   transactions
      contemplated  by this  Agreement)  on or measured by the
      overall  net  income  of such  Indemnified  Party to the
      extent that the  computation of such taxes is consistent
      with the  characterization  for income tax  purposes  of
      the  acquisition  by the  Purchasers of interests in the
      Purchaser  Interest as a loan or loans by the Purchasers
      to  Seller  secured  by  the  Receivables,  the  Related
      Security, and the Designated Accounts;

provided,  however,  that nothing  contained in this sentence shall limit the  liability  of any Seller  Party or limit the recourse of
the   Purchasers   to  any  Seller  Party  for  amounts   otherwise
specifically  provided  to be paid by such  Seller  Party under the terms of this Agreement.

Without  limiting the generality of the foregoing  indemnification,
Seller  shall   indemnify   the  Agent  and  the   Purchasers   for
Indemnified  Amounts  (including,  without  limitation,  losses  in
respect  of  uncollectible   receivables,   regardless  of  whether
reimbursement  therefor would constitute  recourse to Seller or the
Servicer) relating to or resulting from:

(a)   any  representation  or warranty  made by any Seller Party or the  Originator  (or any officers of any such  Person)  under or in connection with this Agreement,  any other Transaction  Document or any  other  information  or  report  delivered  by any such  Person pursuant  hereto  or  thereto,  which  shall  have  been  false  or incorrect when made or deemed made;

(b)   the  failure by Seller,  the  Servicer or the  Originator  to comply with any  applicable  law, rule or  regulation  with respect
to  any   Receivable   or   Contract   related   thereto,   or  the
nonconformity  of any Receivable or Contract  included therein with any such  applicable  law, rule or regulation or any failure of the
Originator  to keep or perform any of its  obligations,  express or implied, with respect to any Contract;

(c)   any  failure of Seller,  the  Servicer or the  Originator  to perform its duties,  covenants or other  obligations  in accordance with the  provisions  of this  Agreement  or any other  Transaction
Document;

(d)   any products  liability,  personal  injury or damage suit, or
other  similar   claim  arising  out  of  or  in  connection   with
merchandise,  insurance  or  services  that are the  subject of any
Contract or any Receivable;

(e)   any dispute,  claim,  counterclaim,  offset or defense (other than  discharge  in  bankruptcy  of the  Obligor) of the Obligor to the payment of any Receivable  (including,  without  limitation,  a defense  based  on such  Receivable  or the  related  Contract  not being a  legal,  valid  and  binding  obligation  of  such  Obligor enforceable  against  it in  accordance  with  its  terms),  or any other claim  resulting from the sale of the  merchandise or service related  to  such  Receivable  or  the  furnishing  or  failure  to furnish such merchandise or services;

(f)   the  commingling  of  Collections  of Receivables at any time with other funds;

(g)   any  investigation,  litigation or  proceeding  related to or arising  from this  Agreement  or any other  Transaction  Document, the transactions  contemplated  hereby,  the use of the proceeds of a purchase,  the ownership of the  Purchaser  Interest or any other investigation,  litigation  or proceeding  relating to Seller,  the
Servicer or the Originator in which any  Indemnified  Party becomes involved  as a  result  of  any of  the  transactions  contemplated hereby;

(h)   any  inability to litigate  any claim  against any Obligor in respect  of any  Receivable  as a  result  of  such  Obligor  being immune  from civil and  commercial  law and suit on the  grounds of
sovereignty   or  otherwise   from  any  legal   action,   suit  or
proceeding;

(i)   any  failure  of Seller to  acquire  and  maintain  legal and equitable  title  to,  and  ownership  of any  Receivable  and  the
Related  Security and  Collections  with  respect  thereto from the
Originator,  free and clear of any  Adverse  Claim  (other  than as created  hereunder);  or any  failure of Seller to give  reasonably equivalent  value to the  Originator  under  the  Receivables  Sale
Agreement in  consideration  of the transfer by the  Originator  of any  Receivable,  or  any  attempt  by  any  Person  to  void  such transfer  under  statutory  provisions  or common law or  equitable action;

(j)   any failure to vest and maintain  vested in the Agent for the benefit  of the  Purchasers,  or to  transfer  to the Agent for the benefit  of the  Purchasers,  legal and  equitable  title  to,  and ownership  of,  a  first  priority  perfected  undivided  ownership interest  (to the  extent of the  Purchaser  Interest  contemplated
hereunder)  or  security   interest  in  the  Receivables  and  the
Related  Security  free and clear of any Adverse  Claim  (except as created by the Transaction Documents);

(k)   the failure to have filed, or any delay in filing,  financing statements  or other  similar  instruments  or documents  under the
UCC of any applicable  jurisdiction  or other  applicable laws with respect to any Receivable and the Related Security;

(l)   any action or omission by any Seller  Party which  reduces or impairs the rights of the Agent or the  Purchasers  with respect to any Receivable or the value of any such Receivable;

(m)   any  attempt  by any  Person  to  void  the  purchase  of the
Purchaser Interest  hereunder under statutory  provisions or common law or equitable action; and

(n)   any claim by any party  arising  from the  activities  of the
Seller or Servicer in  administering,  servicing or collecting  any
Receivable.

           Section 8.2    Increased  Cost and  Reduced  Return.  If
after the date hereof,  any Financial  Institution shall be charged any fee,  expense or  increased  cost on account of the adoption of any  applicable  law, rule or regulation  (including any applicable law, rule or regulation  regarding  capital adequacy) or any change therein,  or any  change in the  interpretation  or  administration thereof by any governmental  authority,  central bank or comparable agency charged with the  interpretation or  administration  thereof or any  accounting  board  or  authority  (whether  or not  part of
government)   which  is  responsible  for  the   establishment   or
interpretation    of   national   or    international    accounting
principles,  or compliance  with any request or directive  (whether or not  having  the  force of law) of any such  authority,  central bank or  comparable  agency or  accounting  board or  authority  (a
"Regulatory  Change"):  (i) that subjects any Financial Institution to any charge or  withholding  on or with  respect  to any  Funding
Agreement  or  a  Financial   Institution's   obligations  under  a
Funding  Agreement,  or on or with respect to the  Receivables,  or changes  the  basis  of  taxation  of  payments  to  any  Financial
Institution  of any amounts  payable  under any  Funding  Agreement
(except  for  changes in the rate of tax on the  overall net income of a  Financial  Institution)  or taxes  excluded by Section 8.1 or
(ii)  that  imposes,  modifies  or deems  applicable  any  reserve,
assessment,   insurance   charge,   special   deposit   or  similar
requirement  against  assets of,  deposits  with or for the account of a  Financial  Institution,  or credit  extended  by a  Financial
Institution  pursuant to a Funding Agreement or (iii) that  imposes any other  condition  the result of which is to  increase  the cost to a Financial  Institution of performing its  obligations  under a
Funding  Agreement,  or to reduce the rate of return on a Financial
Institution's  capital as a consequence of its obligations  under a
Funding  Agreement,  or to reduce the amount of any sum received or receivable  by a Financial  Institution  under a Funding  Agreement or to require any payment  calculated  by  reference  to the amount of interests or loans held or interest  received by it, then,  upon demand  by the  Agent,  Seller  shall  pay to the  Agent,  for  the
benefit  of  the  relevant  Financial  Institution,   such  amounts
charged  to  such   Financial   Institution   or  such  amounts  to
otherwise   compensate   such   Financial   Institution   for  such
increased cost or such reduction.

           Section 8.3    Other Costs and  Expenses.  Seller  shall
pay to the Agent on demand  any and all costs and  expenses  of the
Agent and the  Purchasers,  if any,  including  reasonable  counsel fees  and  expenses  in  connection  with the  enforcement  of this
Agreement  and  the  other  documents  delivered  hereunder  and in connection with any  restructuring  or workout of this Agreement or such documents,  or the administration of this Agreement  following an Servicer Default.

                            ARTICLE IX
                           MISCELLANEOUS

           Section 9.1    Waivers and Amendments.

(a)   No  failure  or  delay  on  the  part  of  the  Agent  or any
Purchaser  in  exercising  any  power,  right or remedy  under this
Agreement shall operate as a waiver  thereof,  nor shall any single or partial  exercise  of any such power,  right or remedy  preclude any other  further  exercise  thereof or the  exercise of any other power,  right or remedy.  The rights and remedies  herein  provided shall be  cumulative  and  nonexclusive  of any rights or  remedies provided by law.  Any waiver of this  Agreement  shall be effective only in the  specific  instance  and for the  specific  purpose for which given.

(b)   No provision of this  Agreement may be amended,  supplemented
or  modified  except  in  writing  executed  by  the  Seller,   the
Servicer  and the  Agent  (on its own  behalf  and on behalf of the
Purchasers).

           Section 9.2    Notices.   Except  as  provided  in  this
Section  9.2,   all   communications   and  notices   provided  for
hereunder  shall be in writing  (including  bank wire,  telecopy or electronic  facsimile  transmission,  or similar writing) and shall
be  given  to  the  other  parties   hereto  at  their   respective
addresses  and telecopy  numbers set forth on the  signature  pages hereof or at such other  address or telecopy  number as such Person may  hereafter  specify  for the  purpose  of notice to each of the other  parties  hereto.  Each such  notice  or other  communication shall be  effective  (i) if  given  by  telecopy  upon the  receipt thereof,  (ii) if given by mail,  three (3) Business Days after the time such  communication  is deposited in the mail with first class postage  prepaid  or  (iii) if  given  by  any  other  means,  when received at the  address  specified  in this  Section  9.2.  Seller hereby  authorizes the Agent to effect  purchases and Discount Rate selections  based on  telephonic  notices  made by any Person  whom the  Agent  in good  faith  believes  to be  acting  on  behalf  of
Seller.  Seller  agrees to deliver  promptly to the Agent a written confirmation  of each  telephonic  notice  signed by an  authorized
officer  of  Seller;   provided,   however,  the  absence  of  such
confirmation  shall not  affect the  validity  of such  notice.  If the  written  confirmation  differs  from the  action  taken by the
Agent,  the  records  of the Agent  shall  govern  absent  manifest error.

           Section 9.3    Ratable   Payments.   If  any  Purchaser,
whether  by  setoff  or  otherwise,  has  payment  made  to it with respect  to any  portion  of the  Aggregate  Unpaids  owing to such
Purchaser in a greater  proportion  than that received by any other
Purchaser  entitled  to receive a ratable  share of such  Aggregate
Unpaids,  such Purchaser agrees,  promptly upon demand, to purchase for cash without  recourse or warranty a portion of such  Aggregate
Unpaids held by the other  Purchasers  so that after such  purchase each Purchaser  will hold its ratable  proportion of such Aggregate
Unpaids;  provided  that  if all  or any  portion  of  such  excess amount is thereafter  recovered from such Purchaser,  such purchase shall be rescinded  and the purchase  price  restored to the extent of such recovery, but without interest.

           Section 9.4    Protection of Ownership Interests of the
Purchasers.

(a)   Seller  agrees  that from time to time,  at its  expense,  it will promptly  execute and deliver all  instruments  and documents, and take all actions,  that may be necessary or desirable,  or that the Agent may request,  to perfect,  protect or more fully evidence the Purchaser  Interest,  or to enable the Agent or the  Purchasers to exercise and enforce  their rights and  remedies  hereunder.  At any time,  after the  occurrence  of an Servicer  Default the Agent may,  or the Agent may direct  Seller or the  Servicer  to,  notify
the  Obligors  of  Receivables,   at  Seller's   expense,   of  the
ownership  or  security  interests  of the  Purchasers  under  this
Agreement  and may also direct that  payments of all amounts due or that become due under any or all  Receivables  be made  directly to
the   Agent  or  its   designee.   Seller  or  the   Servicer   (as
applicable)  shall,  at  any  Purchaser's  request,   withhold  the
identity of such Purchaser in any such notification.

(b)   If any Seller  Party fails to perform any of its  obligations hereunder,  the  Agent  or any  Purchaser  may  (but  shall  not be required to) perform,  or cause  performance of, such  obligations, and the Agent's or such  Purchaser's  costs and  expenses  incurred in connection  therewith  shall be payable by Seller as provided in
Section 8.3.  Each Seller Party  irrevocably  authorizes  the Agent at any  time and from  time to time in the sole  discretion  of the
Agent,  and appoints the Agent as its  attorney-in-fact,  to act on behalf of such  Seller  Party (i) to execute on behalf of Seller as debtor and to file financing  statements  necessary or desirable in the  Agent's  sole  discretion  to  perfect  and  to  maintain  the perfection  and priority of the interest of the  Purchasers  in the
Receivables  and  (ii)  to file a  carbon,  photographic  or  other reproduction  of this  Agreement or any  financing  statement  with respect  to  the  Receivables  as a  financing  statement  in  such offices  as the Agent in its sole  discretion  deems  necessary  or desirable  to perfect and to maintain the  perfection  and priority of  the  interests  of the  Purchasers  in  the  Receivables.  This appointment is coupled with an interest and is irrevocable.

           Section 9.5    Confidentiality.

(a)   Each  Seller  Party and each  Purchaser  shall  maintain  and shall cause each of its  employees  and  officers  to maintain  the confidentiality  of this  Agreement and the other  confidential  or proprietary  information  with respect to the Agent and any Company
and  their  respective   businesses  obtained  by  it  or  them  in
connection with the  structuring,  negotiating and execution of the transactions  contemplated  herein,  except that such Seller  Party and such  Purchaser  and its  officers and  employees  may disclose such  information  to such  Seller  Party's  and  such  Purchaser's
external   accountants   and  attorneys  and  as  required  by  any
applicable   law  or  order  of  any  judicial  or   administrative
proceeding.

(b)   Anything herein to the contrary notwithstanding,  each Seller
Party  hereby   consents  to  the   disclosure   of  any  nonpublic
information  with  respect  to it (i) to the Agent,  the  Financial
Institutions  or any  Company by each  other,  (ii) by the Agent or
the   Purchasers  to  any   prospective   or  actual   assignee  or
participant  of any of them and  (iii) by the  Agent to any  rating
agency,   holder  of  any  membership   interest  in  the  Company,
Commercial  Paper  dealer  or  provider  of a surety,  guaranty  or credit  or  liquidity  enhancement  to the  Company  or any  entity organized  for the purpose of  purchasing,  or making loans secured by,  financial  assets for which  Royal Bank of Canada  acts as the administrative  agent and to any  officers,  directors,  employees, outside  accountants  and  attorneys  of any of the  foregoing.  In addition,  the  Purchasers  and the  Agent  may  disclose  any such nonpublic  information  pursuant  to  any  law,  rule,  regulation, direction,  request  or order of any  judicial,  administrative  or regulatory  authority  or  proceedings  (whether  or not having the force or effect of law).

           Section 9.6    Bankruptcy    Petition.    Seller,    the
Servicer,  the Agent,  the Company and each  Financial  Institution hereby  covenants  and agrees  that,  prior to the date that is one year  and one day  after  the  payment  in full of all  outstanding senior  indebtedness  of the  Seller  or the  Company,  it will not
institute  against,   or  join  any  other  Person  in  instituting
against the Seller or the Company,  respectively,  any  bankruptcy,
reorganization,     arrangement,    insolvency    or    liquidation
proceedings  or  other  similar  proceeding  under  the laws of the
United States or any state of the United States.

           Section 9.7    Limitation  of  Liability.   Except  with
respect  to any claim  arising  out of the  willful  misconduct  or gross  negligence  of the  Company  or the  Agent,  no claim may be made by any Seller  Party or any other  Person  against the Company or the Agent or their respective Affiliates,  directors,  officers,
employees,   attorneys  or  agents  for  any   special,   indirect,
consequential  or  punitive  damages  in  respect  of any claim for breach of contract  or any other  theory of  liability  arising out of or related to the  transactions  contemplated by this Agreement, or any act,  omission or event  occurring in connection  therewith;
and each Seller Party hereby  waives,  releases,  and agrees not to sue upon any claim for any such  damages,  whether  or not  accrued and whether or not known or suspected to exist in its favor.

           Section 9.8    CHOICE OF LAW.  THIS  AGREEMENT  SHALL BE
GOVERNED AND  CONSTRUED IN  ACCORDANCE  WITH THE INTERNAL LAWS (AND
NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

           Section 9.9    CONSENT  TO   JURISDICTION.   EACH  PARTY
HEREBY  IRREVOCABLY  SUBMITS TO THE  NONEXCLUSIVE  JURISDICTION  OF
ANY UNITED  STATES  FEDERAL OR NEW YORK STATE COURT  SITTING IN NEW
YORK,  NEW YORK,  IN ANY  ACTION OR  PROCEEDING  ARISING  OUT OF OR
RELATING  TO  THIS  AGREEMENT  OR ANY  DOCUMENT  EXECUTED  BY  SUCH
PERSON   PURSUANT  TO  THIS   AGREEMENT   AND  EACH  PARTY   HEREBY
IRREVOCABLY  AGREES  THAT ALL CLAIMS IN  RESPECT OF SUCH  ACTION OR
PROCEEDING  MAY BE  HEARD  AND  DETERMINED  IN ANY SUCH  COURT  AND
IRREVOCABLY  WAIVES ANY  OBJECTION IT MAY NOW OR HEREAFTER  HAVE AS
TO THE VENUE OF ANY SUCH  SUIT,  ACTION OR  PROCEEDING  BROUGHT  IN
SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

           Section 9.10   WAIVER OF JURY TRIAL.  EACH PARTY  HERETO
HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL  PROCEEDING  INVOLVING,
DIRECTLY  OR  INDIRECTLY,  ANY MATTER  (WHETHER  SOUNDING  IN TORT,
CONTRACT OR  OTHERWISE)  IN ANY WAY ARISING OUT OF,  RELATED TO, OR
CONNECTED  WITH  THIS  AGREEMENT,  ANY  DOCUMENT  EXECUTED  BY  THE
SELLER PURSUANT TO THIS AGREEMENT OR THE  RELATIONSHIP  ESTABLISHED
HEREUNDER OR THEREUNDER.

           Section 9.11   Integration; Binding Effect; Survival of
Terms.

(a)   This Agreement and each other  Transaction  Document  contain the final and  complete  integration  of all prior  expressions  by the parties  hereto with respect to the subject  matter  hereof and shall  constitute  the entire  agreement  among the parties  hereto with respect to the subject  matter  hereof  superseding  all prior oral or written understandings.

(b)   This  Agreement  shall  be  binding  upon  and  inure  to the benefit of the parties hereto and their  respective  successors and permitted  assigns  (including  any  trustee in  bankruptcy).  This
Agreement  shall create and constitute  the continuing  obligations of the  parties  hereto  in  accordance  with its  terms  and shall remain in full  force and effect  until  terminated  in  accordance with its terms;  provided,  however,  that the rights and  remedies with respect to (i) any breach of any  representation  and warranty made  by any  Seller  Party  pursuant  to  Article  III,  (ii)  the indemnification  and payment  provisions of  Article VIII  shall be continuing and shall survive any termination of this Agreement.

           Section 9.12   Counterparts;   Severability;   Section
References.  This  Agreement  may  be  executed  in any  number  of
counterparts   and  by   different   parties   hereto  in  separate
counterparts,  each of which  when so  executed  shall be deemed to be  an  original  and  all  of  which  when  taken  together  shall constitute  one and the same  Agreement.  Delivery  of an  executed counterpart  of a signature  page to this  Agreement  by  facsimile shall be effective as delivery of a manually  executed  counterpart of this  Agreement.  Any  provisions  of this  Agreement  which are prohibited or unenforceable  in any jurisdiction  shall, as to such jurisdiction,  be ineffective to the extent of such  prohibition or unenforceability  without  invalidating  the  remaining  provisions hereof,  and  any  such  prohibition  or  unenforceability  in  any jurisdiction  shall not  invalidate  or render  unenforceable  such provision in any other  jurisdiction.  Unless  otherwise  expressly
indicated,   all   references   herein  to  "Article,"   "Section,"
"Schedule"  or "Exhibit"  shall mean  articles and sections of, and schedules and exhibits to, this Agreement.

           Section 9.13   Assignments.    The   Seller   and   each
Financial  Institution  hereby agree and consent to the complete or partial  assignment  by the  Company  of all or any  portion of its rights under,  interest in, title to the Purchaser  Interest to the
Financial  Institutions.  Further,  the Seller  and each  Financial
Institution  hereby  agree that any  assignee of the Company of all or any  portion of its rights  under,  interest  in or title to the
Purchaser  Interest  of the  Company  shall  have all of the rights and  benefits  under this  Agreement  as if the term "the  Company"
explicitly  referred to such party,  and no such  assignment  shall
in  any  way  impair  the  rights  and   benefits  of  the  Company
hereunder.  Neither  the  Seller  nor the  Servicer  shall have the right to assign its rights or obligations under this Agreement.

           Section 9.14   Characterization.

(a)   It is the intention of the parties  hereto that each purchase hereunder  shall  constitute  and be  treated  as an  absolute  and irrevocable  sale,  which  purchase shall provide the Agent for the benefit of the  Purchasers  with the full  benefits of ownership of
the  applicable   Purchaser   Interest.   Except  as   specifically
provided  in this  Agreement,  each  sale of a  Purchaser  Interest hereunder is made without  recourse to Seller;  provided,  however, that (i)  Seller  shall be liable to each  Purchaser  and the Agent for all  representations,  warranties,  covenants  and  indemnities made by Seller  pursuant to the terms of this  Agreement,  and (ii)
such sale does not  constitute  and is not intended to result in an assumption  by any  Purchaser or the Agent or any assignee  thereof of any  obligation of Seller or the  Originator or any other person arising in connection with the Receivables,  the Related  Security, or the related  Contracts,  or any other  obligations  of Seller or
the  Originator.   However,   notwithstanding  the  foregoing,  the
parties will treat the  transactions  under this  Agreement as debt for tax purposes.

(b)   In addition  to any  ownership  interest  which the Agent for the  benefit  of the  Purchasers  may  from  time to  time  acquire pursuant  hereto,  the  Seller  hereby  grants to the Agent for the ratable  benefit of the  Purchasers a valid and perfected  security interest in all of the  Seller's  right,  title and interest in, to and under all  Receivables now existing or hereafter  arising,  the
Collections,   each  Designated  Account,  all  Designated  Account
Property,   all  other  Related  Security,  all  other  rights  and
payments  relating  to such  Receivables,  and all  proceeds of any thereof  prior  to  all  other  liens  on  and  security  interests
therein  to  secure  the  prompt  and   complete   payment  of  the
Aggregate  Unpaids.  After a  Servicer  Default,  the Agent and the
Purchasers  shall  have,  in  addition  to the rights and  remedies that they may have  under  this  Agreement,  all other  rights  and remedies  provided to a secured  creditor  after  default under the
UCC and other  applicable  law,  which rights and remedies shall be cumulative.

           Section 9.15   Non-Recourse Obligations.

(a)   Notwithstanding  anything to the contrary  contained  herein, the obligations of the Seller under the  Transaction  Documents are limited  recourse  obligations  of the  Seller and shall be payable only at such time as funds are available  therefor  thereunder from
the  Receivables,   the  Related  Security,  the  Collections,  the
Designated  Accounts  and  the  other  rights  transferred  to  the
Seller  pursuant  to  the  Sale  Agreement  or  specified  in  this
Agreement,  and, to the extent  funds are not so  available  to pay
such   obligations,   the  claims   relating   thereto   shall  not
constitute  a claim  against  the  Seller  but  shall  continue  to accrue.

(b)   The Seller shall be liable in accordance  with this Agreement and the  other  Transaction  Documents  only to the  extent  of the obligations  in this Agreement or any other  Transaction  Documents specifically undertaken by the Seller.

                     [SIGNATURE PAGES FOLLOW]

      IN WITNESS  WHEREOF,  the  parties  hereto  have  caused this
Agreement  to be executed and  delivered  by their duly  authorized officers as of the date hereof.

                               NAVISTAR FINANCIAL RETAIL
                               RECEIVABLES CORPORATION

                               By:
                               Name:
                               Title:
                               Address:   c/o Navistar Financial Corporation
                                          2850 West Golf Road
                                          Rolling Meadows, IL 60008
                                          Fax:  (847) 734-4090

                               NAVISTAR FINANCIAL CORPORATION

                               By:
                               Name:
                               Title:
                               Address:   c/o Navistar Financial Corporation
                                          2850 West Golf Road
                                          Rolling Meadows, IL 60008
                                          Fax:  (847) 734-4090

                               THUNDER BAY FUNDING, LLC.
                               By: Royal Bank of Canada,
                                      as attorney-in-fact
                               By:
                               Name:
                               Title:
                               Address:   c/o Royal Bank of Canada
                                          North American Securitization
                                          One Liberty Plaza
                                          New York, NY 10006-1404
                                          Fax:  (212) 428-2304

--------------------------------------------------------------------------------
                               ROYAL BANK OF CANADA
                               as Agent

                               By:
                               Name:
                               Title:
                               Address:   Royal Bank of Canada
                                          North American Securitization
                                          One Liberty Plaza
                                          New York, NY 10006-1404
                                          Fax:  (212) 428-2304

--------------------------------------------------------------------------------

                             EXHIBIT I

                            DEFINITIONS

        As used in this Agreement, the following terms shall have
 the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Accounting  Date" shall mean,  with  respect to a Settlement
Date, the last day of the related Monthly Period.

      "Actual  Payment"shall  mean,  with  respect to a  Settlement
Date and to a  Receivable,  all  payments  received by the Servicer from or for the account of the Obligor  during the related  Monthly
Period  (and,  in  the  case  of the  first  Settlement  Date,  all payments  received by the  Servicer  from or for the account of the
Obligor  on or  after  the  Cutoff  Date)  except  for any  Overdue
Payments or Supplemental Servicing Fees.

      "Administrative  Purchase  Payment" shall mean,  with respect
to  a  Settlement   Date  and  to  an   Administrative   Receivable
purchased  as of the  related  Accounting  Date,  a release  of all
claims  for   reimbursement   of  Monthly  Advances  made  on  such
Administrative  Receivable  plus a payment  equal to the sum of (i)
the  sum  of  the   Scheduled   Payments  on  such   Administrative
Receivable  due after the  Accounting  Date minus the Rebate,  (ii)
any  reimbursement  made  pursuant to the last sentence of Section
6.7 of this  Agreement with respect to such  Receivable,  and (iii)
all past due  Scheduled  Payments  with  respect to which a Monthly
Advance has not been made.

      "Administrative  Receivable"  shall mean, a Receivable  which the  Servicer is required  to  purchase  as of an  Accounting  Date
pursuant  to  Section   5.2(b)  of  this  Agreement  or  which  the
Servicer  has  elected  to  repurchase  as  of an  Accounting  Date pursuant to Section 2.4 of this Agreement.

      "Adverse Claim" means a lien,  security  interest,  charge or encumbrance,  or other  right or claim  in,  of or on any  Person's assets or properties in favor of any other Person.

      "Affiliate"  means,  with  respect to any  Person,  any other
Person  directly  or  indirectly  controlling,  controlled  by,  or under direct or indirect  common  control with,  such Person or any
Subsidiary  of such  Person.  A Person  shall be deemed to  control another Person if the  controlling  Person  possesses,  directly or indirectly,  the  power to direct  or cause  the  direction  of the management or policies of the controlled  Person,  whether  through ownership of stock, by contract or otherwise.

      "Agent"  has the  meaning  set forth in the  preamble to this
Agreement.

      "Agreement" or "Purchase  Agreement"  means this  Receivables
Purchase  Agreement,  as it  may  be  amended  or  modified  and in effect from time to time.

      "Aggregate  Losses" means,  with respect to a Monthly Period, the sum of (i) the  aggregate  of the  Receivable  Balances  of all
Receivables   newly  designated   during  such  Monthly  Period  as
Liquidating   Receivables,   plus  (ii)  the  aggregate   principal
portion of Scheduled  Payments  due but not  received  with respect to all such  Receivables  prior to the date any such Receivable was
designated  a  Liquidating   Receivable  minus  (iii)   Liquidation
Proceeds  collected  during such Monthly Period with respect to all
Liquidating Receivables.

      "Aggregate  Receivables  Balance"  means as of any date,  the sum of the  Receivable  Balances  of  all  outstanding  Receivables
(other than Liquidating Receivables).

      "Aggregate  Unpaids"  means,  at any time, an amount equal to the sum of all accrued  and unpaid  fees under the Fee Letter,  the sum of the  Yield  and Net  Swap  Amounts,  Capital  and all  other unpaid Obligations (whether due or accrued) at such time.

      "Annual  Percentage Rate" or "APR" of a Receivable shall mean the annual rate of Finance Charges stated in the Receivable.

      "Authorized  Officer" shall mean,  with respect to any Seller
Party,  its  respective  controller,   treasurer,  chief  financial
officer, or president.

      "Available  Amount" shall mean,  with respect to a Settlement
Date,  the  sum  of  the  Collected   Interest  and  the  Collected
Principal for such Settlement Date.

      "Base  Rate" means the rate of  interest  announced  by Royal
Bank of  Canada in New  York,  New  York,  from time to time in its sole discretion,  as its prime commercial  lending rate (which rate is not  necessarily  the  lowest  rate  that  Royal  Bank of Canada charges any corporate customer).

      "Basic  Servicing Fee" shall mean,  with respect to a Monthly
Period,  the fee  payable to the  Servicer  for  services  rendered during such  Monthly  Period,  which shall be equal to  one-twelfth of the  Basic  Servicing  Fee  Rate  multiplied  by  the  Aggregate
Receivables Balance as of the first day of such Monthly Period.

      "Basic Servicing Fee Rate" shall mean 1.0% per annum.

      "Broken  Funding  Costs" means for the Purchaser  Interest or any  portion  thereof  that (i) is  assigned  by the  Company  to a
Financial  Institution,  (ii)  does not  become  the  subject  of a
Clean-up  Call  following  delivery of the Clean-up  Call Notice or
(iii) is  terminated  prior to the date on which it was  originally scheduled  to end, an amount  equal to the  excess,  if any, of (A)
the Yield (as  applicable)  that  would  have  accrued  during  the remainder  of the  Settlement  Period  determined  by the  Agent to relate to such portion of the  Purchaser  Interest (as  applicable)
subsequent to the date of such  assignment or  termination  (or, in the case of such  Clean-up  Call,  the date on which such  Clean-up
Call was to have  occurred  pursuant to the  Clean-up  Call Notice)
of the Capital of the  Purchaser  Interest if such  Clean-up  Call, assignment  or  termination  had not  occurred or if such  Clean-up
Call  Notice  had not  been  delivered,  over (B) the sum of (x) to the extent all or a portion of such  Capital  remains  allocated to the  Purchaser  Interest,  the Yield  actually  accrued  during the remainder  of such period on such  Capital for such  portion of the
Purchaser  Interest,  and (y) to the extent such  Capital  does not remain  allocated to the Purchaser  Interest,  the income,  if any, actually  received  during  the  remainder  of such  period  by the holder of such portion of the  Purchaser  Interest  from  investing the  portion of such  Capital not so  allocated.  In the event that the amount  referred to in clause (B)  exceeds the amount  referred to in clause (A), the relevant  Purchaser  or  Purchasers  agree to pay to  Seller  the  amount  of such  excess.  All  Broken  Funding
Costs shall be due and payable hereunder upon demand.

      "Business   Day"  means  any  day  on  which  banks  are  not
authorized  or required to close in New York,  New York or Chicago,
Illinois,  and,  if the  applicable  Business  Day  relates  to any computation  or payment  to be made with  respect to the LIBO Rate, any day on which  dealings  in dollar  deposits  are  carried on in the London interbank market.

      "Capital" of the Purchaser  Interest  means, at any time, (A)
the  Purchase  Price  of the  Purchaser  Interest,  minus  (B)  the amounts  applied  pursuant  to  clauses  (v) and (viii) of Section
2.1(c)  to  reduce  the  Capital  of  the  Purchaser   Interest  in
accordance  with  the  terms  and  conditions  of  this  Agreement;
provided  that such Capital shall be restored (in  accordance  with
Section  2.4) in the amount of any  Collections  or other  payments so  received  and applied if at any time the  distribution  of such
Collections  or payments  are  rescinded,  returned or refunded for any reason.

      "Collected   Interest"   shall  mean,  with  respect  to  any
Settlement  Date, the sum of the following  amounts with respect to the related  Monthly  Period,  in each case  computed in accordance with the actuarial  method:  (i) that portion of all collections on
Receivables  (other  than  Liquidating  Receivables)  allocable  to
interest  or   Prepayment   Surplus,   (ii)  that  portion  of  all
Liquidation  Proceeds  allocable to interest in accordance with the
Servicer's  customary servicing  procedures,  (iii) that portion of all Monthly  Advances  allocable to interest,  (iv) that portion of all  Warranty  Payments,  Administrative  Purchase  Payments or the
Optional  Purchase  Proceeds   allocable  to  accrued  interest  or
Prepayment   Surplus,   and  (v)  any  Investment   Earnings  funds
invested  in Eligible  Investments  in the  Collection  Account and
Reserve  Account;  minus  an  amount  equal  to the  sum of (x) all amounts  received  on any  Receivable  (other  than  a  Liquidating
Receivable)  to the  extent of the  aggregate  Outstanding  Monthly
Advances  of  interest  with  respect  to such  Receivable  and (y)
Liquidation  Proceeds  with respect to a particular  Receivable  to
the  extent  of  the  Outstanding   Monthly  Advances  of  interest
thereon.

      "Collected   Principal"  shall  mean,  with  respect  to  any
Settlement  Date, the sum of the following  amounts with respect to the related  Monthly  Period in each case  computed  in  accordance with the  actuarial  method:  (i) that  portion of all  collections on Receivables  (other than Liquidating  Receivables)  allocable to principal,  (ii) that portion of Liquidation  Proceeds allocable to principal in accordance  with the  Servicer's  customary  servicing procedures,  (iii) that portion of all Monthly  Advances  allocable
to  principal,   (iv)  that  portion  of  all  Warranty   Payments,
Administrative   Purchase   Payments  or  the   Optional   Purchase
Proceeds  allocable  to  principal,  and (v)  that  portion  of all
Prepayments  allocable  to  principal;  less an amount equal to the sum  of  (x)  amounts  received  on any  Receivable  (other  than a
Liquidating   Receivable)   to  the   extent   of   the   aggregate
Outstanding  Monthly  Advances of  principal  with  respect to such
Receivable  and  (y)   Liquidation   Proceeds  with  respect  to  a
particular  Receivable  to the  extent of the  Outstanding  Monthly
Advances of principal and amounts  representing  reimbursement  for
Liquidation  Expenses with respect to such Receivables  pursuant to this Agreement.

      "Collection  Account"  shall mean the account  designated  as such, established and maintained pursuant to Section 1.4 hereof.

      "Collections"  shall mean all cash collections and other cash proceeds  of the  Receivables  (other than  Supplemental  Servicing
Fees)  received  by  the  Servicer  or in the  Collection  Account,
including,   without  limitation,   (a)  Collected  Interest,   (b)
Collected  Principal  and  (c)  recoveries  and  cash  proceeds  of
Related Security with respect to the Receivables.

      "Company"  has the meaning set forth in the  preamble to this
Agreement.

      "Company  Rate" for any  portion of a  Settlement  Period for any  portion of the  Purchaser  Interest  means,  to the extent the
Company  funds such  portion  of the  Purchaser  Interest  for such portion of the Settlement  Period by issuing  commercial paper, the rate  (or if more  than  one  rate,  the  weighted  average  of the rates) at which  commercial  paper notes of the  Company  issued to fund such  portion  of the  Purchaser  Interest  may be sold by any placement  agent or commercial  paper dealer  selected by the Agent on behalf of the  Company,  as agreed  between  each such  agent or dealer  and the  Agent and  notice  of such rate has been  given by the  Agent to the  Servicer;  provided  if the rate (or  rates ) as agreed  between  any such  agent or  dealer  and the  Agent for any such  portion  of the  Settlement  Period  for any  portion  of the
Purchaser  Interest is a discount  rate (or rates),  then such rate shall be the rate (or if more than one rate,  the weighted  average of the rates)  resulting  from  converting  such  discount rate (or rates) to an  interest-bearing  equivalent  rate per annum  plus in
each  case  any  and  all  commissions  of  placement   agents  and
commercial  paper  dealers  in respect of  commercial  paper  notes issued to fund the purchase or  maintenance  of any such portion of the Purchaser Interest.

      "Contract" means, with respect to any Receivable,  the retail note or any other documentation which evidences such Receivable.

      "Custodian"   shall  mean  NFC,  as   Servicer,   or  another
custodian named from time to time in the Custodian Agreement.

      "Custodian  Agreement"  shall mean the  Custodian  Agreement, dated as of July 30, 2004,  between the  Custodian  and the Seller, as amended, modified or supplemented from time to time.

      "Cutoff Date" shall mean July 10, 2004.

      "Dealer" shall mean (i) a Person with whom  International  or
an    Affiliate    of    International    has   a   valid    dealer
sales/maintenance  agreement to sell International  vehicles,  (ii)
a Person  with  whom NFC has an  agreement  to  extend  new or used truck  floor  plan  financing  terms  or  (iii) a  truck,  bus,  or trailer  equipment  manufacturer  with  whom  International  or  an
Affiliate  of   International   has  a  valid   agreement  to  sell
International vehicles.

      "Dealer  Liability" shall mean, with respect to a Receivable, all rights,  claims and  actions of NFC  against  the Dealer  which originated  the  Receivable  or which sold the Financed  Vehicle(s)
which gave rise to such  Receivable  and any  successor  Dealer for
recourse  or  reimbursement  of  any  losses,   costs  or  expenses
arising  as  a  result  of  a  default  by  the   Obligor  on  such
Receivable.

      "Default  Fee"  means  with  respect  to any  amount  due and payable by Seller in respect of any  Aggregate  Unpaids,  an amount equal to interest on any such  unpaid  Aggregate  Unpaids at a rate per annum equal to the Base Rate.

      "Delinquency  Percentage"  shall  mean,  with  respect  to  a
Settlement  Date,  the aggregate  Remaining  Gross  Balances of all outstanding  Receivables  which  are 61 days or more past due as of the related  Accounting  Date, as determined in accordance with the
Servicer's  normal  practices,  expressed  as a  percentage  of the aggregate  Remaining Gross Balances of all outstanding  Receivables on such Accounting Date.

      "Designated  Account"  means each of the  Collection  Account and the Reserve Account.

      "Designated  Account  Property"  shall  mean  the  Designated
Accounts,  all amounts,  investments,  and other property held from time to time in the Designated  Accounts  (whether held in the form of deposit  accounts,  book-entry  securities,  instruments,  cash, uncertificated  securities or  otherwise),  and all proceeds of the foregoing.

      "Designated   Receivables"  has  the  meaning  set  forth  in
Section 2.01(a) of the Sale Agreement.

      "Determination  Date,"  with  respect to a  Settlement  Date, shall  mean the day  that is two (2)  Business  Days  prior to such
Settlement Date.

      "Discount  Rate"  means,  for  any  portion  of a  Settlement
Period  for any  portion of the  Purchaser  Interest,  an  interest rate  per  annum  equal to the LIBO  Rate for such  portion  of the
Settlement Period; provided, however, that in the case of

(a)   any such portion of such  Settlement  Period  beginning on or after the date a  Financial  Institution  shall have  notified  the
Agent that

                     (i)  the  introduction  of or any  change
      in or in the  interpretation  of any  law or  regulation
      makes  it  unlawful,   or  any  central  bank  or  other
      governmental  authority asserts that it is unlawful, for
      such  Financial  Institution to fund such portion of the
      Purchaser  Interest  at the rate set  forth  above  (and
      such Financial  Institution  shall not have subsequently
      notified  the Agent  that such  circumstances  no longer
      exist),

(i)   U.S.  dollar deposits in the London  interbank  market in the relevant  amounts  and for the  relevant  portion of the
      Settlement Period are not available,

(ii)  adequate and reasonable  means do not exist for  ascertaining the LIBO Rate for the relevant Settlement Period, or

(iii) the LIBO Rate determined  pursuant hereto does not accurately reflect  the  cost  of  the  Financial  Institution  (as
      conclusively  determined  by the  Agent) of  maintaining
      such  portion  of the  Purchaser  Interest  during  such
      portion of the Settlement Period, or

(b)   any  portion of the  Settlement  Period as to which the Agent does not  receive  notice,  by no later  than  12:00 noon (New York
City time) on the second  Business Day  preceding  the first day of
such  portion  of  the  Settlement   Period,   that  the  Purchaser
Interest will not be funded by the issuance of commercial paper,

the  "Discount  Rate"  for  each  such  portion  of the  Settlement
Period  shall be an interest  rate per annum equal to the Base Rate in  effect  on the  first  day of such  portion  of the  Settlement
Period.

      "Eligible  Account" shall mean either (i) a segregated  trust account  with the  trust  department  of a  depository  institution organized  under the laws of the  United  States of  America or any
State  thereof or the District of Columbia (or any domestic  branch of a foreign bank),  having a long-term  deposit rating of at least
Baa3 by  Moody's,  having  trust  powers and acting as trustee  for funds  deposited  in such  account,  or (ii) a  segregated  deposit account with a depository  institution  organized under the laws of the  United  States  of  America  or  any  State  thereof  (or  any
domestic   branch  of  a  foreign  bank)  the   long-term   deposit
obligations  of which are rated A3 or  higher  by  Moody's  and the short-term  debt  obligations  of which are rated  "A-1" by S&P and
"P-1" by Moody's.

      "Eligible Investments" shall mean any of the following:

      (a)  Negotiable  instruments  or  securities  represented  by instruments  in bearer or registered  or in  book-entry  form which evidence (i) obligations  fully  guaranteed by the United States of
America;  (ii) time deposits in, or bankers  acceptances issued by, any  depositary  institution  or trust company  incorporated  under the laws of the United  States of America or any state  thereof and
subject  to  supervision   and  examination  by  Federal  or  state
banking or depositary institution authorities;  provided,  however, that  at the  time  of  investment  or  contractual  commitment  to
invest   therein,   the   certificates  of  deposit  or  short-term
deposits,  if any, or long-term  unsecured debt obligations  (other than such  obligation  whose  rating is based on  collateral  or on the  credit  of a  Person  other  than  such  institution  or trust company) of such  depositary  institution  or trust  company  shall have a credit  rating  from  Moody's  and S&P of at least "P-l" and
"A-1", respectively,  in the case of the certificates of deposit or short-term  deposits,  or a rating  not  lower  than one of the two highest  investment  categories  granted  by  Moody's  and by  S&
(iii)  certificates  of deposit  having,  at the time of investment
or  contractual   commitment  to  invest  therein,  a  rating  from
Moody's and S&P of at least "P-1" and "A-1", respectively;  or (iv)
investments  in money market funds rated in the highest  investment category  or  otherwise  approved  in  writing  by  the  applicable rating agencies;

      (b)  Demand  deposits in any depositary  institution or trust company referred to in (a)(ii) above;

      (c)  Commercial   paper   (having   original   or   remaining
maturities  of no  more  than  30  days)  having,  at the  time  of investment or contractual  commitment to invest  therein,  a credit rating  from  Moody's  and  S&P  of at  least  "P-  1"  and  "A-1", respectively;

      (d)  Eurodollar  time  deposits  having a credit  rating from
Moody's and S&P of at least "P-1" and "A-1", respectively;

      (e)  Repurchase  agreements  involving  any of  the  Eligible
Investments  described in clauses (a)(i),  (a)(iii) and (d) of this definition so long as the other party to the  repurchase  agreement has at the time of  investment  therein,  a rating from Moody's and
S&P of at least "P-1" and "A-1", respectively;

      (f)  Commercial  paper  master notes  having,  at the time of the  investment  or  contractual  commitment to invest  therein,  a credit  rating  from  Moody's  and S&P of at least "P-1" and "A-1", respectively; and

      (g)  Any other investment permitted by the Agent.

      "Facility  Fee" shall  mean,  with  respect  to a  Settlement
Period,  a fee payable to Agent in the amount  specified in the Fee
Letter.

      "Fee Letter" means that certain letter  agreement dated as of the date hereof  among the Seller,  the  Originator  and the Agent, as it may be amended or modified and in effect from time to time.
      "Finance  Charges"  means,  with  respect to a Contract,  any finance,  interest,  late payment  charges or similar charges owing by an Obligor pursuant to such Contract.

      "Financed  Vehicle"  means a new or used medium or heavy duty truck, bus or trailer,  together with any accessions  thereto which were financed by NFC,  securing an Obligor's  indebtedness  under a
Receivable.  A  Receivable  may be secured by one or more  Financed
Vehicles.

      "Financial  Asset" has the meaning given such term in Article
8 of the UCC. As used herein,  the Financial  Asset  "related to" a
Security   Entitlement   is  the  Financial   Asset  in  which  the
entitlement  holder (as  defined  in Article 8 of the UCC)  holding such  Security  Entitlement  has the rights and  property  interest specified in Article 8 of the UCC.

      "Financial  Institutions"  means each bank or other financial institution  which  provides  liquidity  or credit  support  to the
Company in connection  with the  transactions  contemplated  by the
Purchase Agreement.

      "Full  Prepayment"  shall mean,  with respect to a Settlement
Date,  that portion of an Actual  Payment (other than the Scheduled
Payment),  which with respect to (i) any Receivable,  is sufficient to  prepay  such  Receivable  in  full  (after  application  of the
Scheduled  Payment),  or  (ii) a  Receivable  secured  by  multiple
Financed  Vehicles,  equals  the  unpaid  principal  amount  of the
Receivable  relating to any Financed Vehicle,  as determined by the
Servicer in accordance with its customary servicing procedures.

      "Funding   Agreement"   means  any  agreement  or  instrument
executed by any  Financial  Institution  with or for the benefit of the  Company  providing  for  liquidity  or credit  support for the commercial  paper of the  Company  issued  in  connection  with the
Purchase Agreement.

      "Gross Swap  Adjustment  Amount"  means,  for any  Settlement
Date,  the sum of (a) Yield for the  related  Settlement  Period in excess of the amount  payable by RBC as floating  rate payor (prior to  netting)  under  the  RBC  Swap  as  a  result  of  the  actual amortization  of Capital  differing from the expected  amortization of Capital  as set forth in the  confirmation  attached  to the RBC
Swap or as a result of any  difference  between the rate payable by
RBC as the  floating  rate payor under the RBC Swap and the rate at which the  Yield  accrues  on the  Purchaser  Interest  and (b) the excess,  if any,  of the amounts  payable by the Company  (prior to netting)  as the  fixed  rate  payor  under  the RBC Swap  over the amount  obtained by multiplying  the fixed rate specified under the
RBC Swap and the Capital outstanding at such time.

      "Guaranties"  shall  mean,  with  respect to any  Receivable, personal  or  commercial  guaranties  of an  Obligor's  performance with respect thereto.

      "Initial  Aggregate  Receivables  Balance" shall mean the sum of the Initial  Receivable  Balances of the  Receivables  as of the
Cutoff Date, which is $324,999,999.66.

      "Initial Gross  Receivable  Balance" shall mean, with respect to any  Receivable  as of the Cutoff Date,  the Initial  Receivable
Balance  plus,  in  the  case  of  Receivables  classified  by  the
Servicer  as  "finance  charge - included  contracts,"  the Finance
Charges  included  in the  Scheduled  Payments  due on or after the
Cutoff Date.

      "Initial  Receivable  Balance" shall mean,  with respect to a
Receivable,  the aggregate  principal  amount  advanced  under such
Receivable  toward the purchase  price of the  Financed  Vehicle or
Financed  Vehicles,   including  insurance  premiums,  service  and
warranty  contracts,  federal  excise  and  sales  taxes  and other
items  customarily   financed  as  part  of  such  Receivables  and
related  costs,  less  payments  received from the Obligor prior to the Cutoff Date with  respect to such  Receivable  allocable on the basis of the actuarial method to principal.

      "Initial  Reserve  Account  Deposit" shall mean, with respect to the date of this Agreement,

8.03% of the Initial Aggregate Receivables Balance.

      "Insurance  Policy" shall mean, with respect to a Receivable, an insurance policy covering  physical damage,  credit life, credit disability,  theft,  mechanical  breakdown or similar event to each
Financed Vehicle securing such Receivable.

      "Insurance   Proceeds"   shall  mean,  with  respect  to  any
Receivable,  proceeds of any Insurance  Policy with respect to such
Receivable.

      "International"  shall  mean  International  Truck and Engine
Corp., a Delaware corporation, and its successors and assigns.

      "International   Purchase  Obligations"  shall  mean  certain
obligations of International,  subject to limitations,  to purchase
Financed  Vehicles  securing  Liquidating  Receivables  pursuant to
Article IV,  "NFC/International  Retail  Repossession  Purchase and
Remarketing   Agreement"   and  other   provisions  of  the  Master
Intercompany  Agreement by and between NFC and International  dated as of April 26, 1993,  as such Master  Intercompany  Agreement  may be amended, supplemented, restated or otherwise modified.

      "Investment  Earnings"  means  investment  earnings  on funds
deposited   in  the   Designated   Accounts,   net  of  losses  and
investment expenses, during the applicable Monthly Period.

      "LIBO  Rate" means the rate per annum equal to the sum of (I)
the  result  of (a) the  applicable  British  Bankers'  Association
Interest  Settlement  Rate for deposits in U.S.  dollars  appearing on  Reuters  Screen  FRBD  as  of  11:00  a.m.  (London  time)  two
Business  Days  prior  to the  first  day of  the  relevant  period selected  by the  Servicer  or the Seller  with the  consent of the
Agent,  and having a maturity equal to such period,  provided that,
(i) if Reuters  Screen FRBD is not  available  to the Agent for any reason,  the  applicable  LIBO Rate for the  relevant  period shall instead be the applicable  British  Bankers'  Association  Interest
Settlement  Rate for  deposits  in U.S.  dollars as reported by any other  generally  recognized  financial  information  service as of
11:00 a.m.  (London  time) two Business Days prior to the first day of such period,  and having a maturity  equal to such  period,  and
(ii) if no such British Bankers'  Association  Interest  Settlement
Rate is available to the Agent,  the  applicable  LIBO Rate for the relevant  period shall instead be the rate  determined by the Agent to be the  rate at  which  Royal  Bank of  Canada  offers  to place deposits  in U.S.  dollars  with  first-class  banks in the  London interbank  market at  approximately  11:00 a.m.  (London  time) two
Business  Days  prior  to the  first  day of  such  period,  in the approximate  amount  to be  funded  at the LIBO  Rate and  having a maturity  equal  to  such  period,  divided  by (b) one  minus  the
maximum  aggregate  reserve   requirement   (including  all  basic,
supplemental,   marginal  or  other   reserves)  which  is  imposed
against  the  Agent in  respect  of  Eurocurrency  liabilities,  as defined in  Regulation  D of the Board of  Governors of the Federal
Reserve  System as in  effect  from  time to time  (expressed  as a decimal), applicable to such period and (II) 1.00% per annum.

      "Lien"  shall mean,  any  security  interest,  lien,  charge, pledge,  equity or  encumbrance  of any kind  other  than liens for taxes not yet due and  payable,  mechanics'  liens,  any liens that attach by  operation  of law,  and any  liens  being  contested  by appropriate measures.

      "Liquidating  Receivable"  shall mean a Receivable  (i) as to which the Servicer (a) has  reasonably  determined,  in  accordance with its customary servicing  procedures,  that eventual payment of
amounts  owing  on  such   Receivable  is  unlikely,   or  (b)  has
repossessed   the  Financed   Vehicle  or  all  Financed   Vehicles
securing the  Receivable or (ii) as to which any related  Scheduled
Payment is at least 210 days overdue.

      "Liquidation   Expenses"   shall  mean,  with  respect  to  a
Liquidating  Receivable,  an  amount  not to  exceed  $750 (or such greater amount as the Servicer  determines  necessary in accordance with  its  customary  procedures  to  refurbish  and  dispose  of a repossessed  Financed  Vehicle) as an allowance for amounts charged to the  account  of the  Obligor,  in keeping  with the  Servicer's
customary   procedures,   for   repossession,   refurbishment   and
disposition of the Financed Vehicle including  out-of-pocket  costs related to the liquidation.

      "Liquidation   Proceeds"   shall  mean,  with  respect  to  a
Liquidating  Receivable,  all amounts realized with respect to such
Receivables,   including   benefits   of  any  lease   assignments,
Insurance  Proceeds,  proceeds from any Dealer Liability,  proceeds from any International  Purchase  Obligations and proceeds from any
Guaranties,  net of amounts  that are  required  to be  refunded to the Obligor on such Receivable.

      "Material  Adverse Change" means a material adverse change in the  financial  condition or operations of any Seller Party and its
Subsidiaries,  or (ii) the  ability of any Seller  Party to perform its  obligations  under  this  Agreement  or any other  Transaction
Document.

      "Monthly  Advance" shall mean the amount, as of an Accounting
Date,  which the Servicer is required to advance on the  respective
Receivable pursuant to Section 6.7 of this Agreement.

      "Monthly  Period" shall mean, with respect to a Determination
Date and a  Settlement  Date,  the  calendar  month  preceding  the month in which such date occurs.

      "Monthly  Principal  Distributable  Amount" shall mean,  with respect  to any  Settlement  Date,  the sum of:  (i) the  principal portion of all  Scheduled  Payments due with respect to the related
Monthly  Period  on  the   Receivables   (other  than   Liquidating
Receivables),   (ii)  the  principal  portion  of  all  Prepayments
received  during the related  Monthly  Period (except to the extent included  in (i)  above) and (iii) the  Receivable  Balance of each
Receivable that the Servicer  purchased,  the Seller repurchased or that became a  Liquidating  Receivable  during the related  Monthly
Period (except to the extent included in (i) or (ii) above).

      "Monthly Report" means a report,  in  substantially  the form of Exhibit III hereto (appropriately  completed),  furnished by the
Servicer to the Agent pursuant to Section 2.5.

      "Moody's" means Moody's Investors Service or its successor.

      "Net Swap Adjustment  Amount" means, for any Settlement Date, the  lesser of (a) the Gross  Swap  Adjustment  Amount  and (b) the
excess,  if any, by which the  Specified  Reserve  Account  Balance for such  Settlement  Date  exceeds  the  amount  that  would be on deposit in the Reserve  Account on such  Settlement Date if the Net
Swap  Adjustment  Amount were not  deposited by the  Servicer  into the applicable  Designated  Account and applied on such  Settlement
Date.

      "Net  Swap  Amount"  means,  for any  Settlement  Period,  an amount (which may be negative)  equal to the amount  payable on the related  Settlement  Date by the  fixed  rate  payor  under the RBC
Swap minus the  amount  payable by the  floating  rate payor  under the RBC Swap,  in each case  assuming  that the RBC Swap is in full force and effect  and no default  has  occurred  and is  continuing thereunder.

      "NIC" means Navistar  International  Corporation,  a Delaware corporation.

      "Obligations"  means (i) the Facility  Fee,  (ii) all amounts payable  as the  sum of  Yield  and Net  Swap  Amounts,  (iii)  all
amounts  payable  pursuant to Article  VIII, if any, (iv) the Total
Servicing  Fee,  (v) all Broken  Funding  Costs,  (vi) all  Default
Fees,  (vii) all  Warranty  Payments,  and  (viii) if the  Clean-up
Call has been exercised,  all Optional  Purchase  Proceeds.  Unless otherwise  specified  herein,  all Obligations which arise during a
Monthly  Period and of which the Servicer  has been  notified on or before  the  tenth  day of the  month  following  the  end of  such
Monthly Period shall be payable on the  Settlement  Date related to such Monthly  Period out of (and to the extent of) funds  available for such purpose as specified in Section 2.1(c).

      "Obligor"  means,   with  respect  to  any  Receivable,   the
purchaser or any  co-purchaser of the related  Financed  Vehicle or
Financed  Vehicles  or any other  Person,  other  than the maker of any Guaranty, who owes payments under a Receivable.

      "Optional  Purchase  Proceeds" has the meaning it is given in
Section 2.4.

      "Originator"  means NFC, in its  capacity as Seller under the
Sale Agreement.

      "Outstanding  Monthly  Advances" shall mean, on an Accounting
Date  with  respect  to  a  Receivable,  the  sum  of  all  Monthly
Advances  made as or of the  Accounting  Date minus all payments or collections  as of or  prior  to such  Accounting  Date  which  are
specified   in  Section   6.7  of  this   Agreement   as   reducing
Outstanding Monthly Advances with respect to such Receivable.

      "Overdue  Payment"  shall mean,  with respect to a Settlement
Date  and  to  a  Receivable,  all  payments  received  during  the related  Monthly  Period in excess  of any  Supplemental  Servicing
Fees, to the extent of the Outstanding  Monthly  Advances  relating to such Receivable.

      "Partial   Prepayment"   shall  mean,   with   respect  to  a
Settlement  Date and to any  Receivable,  the  portion of an Actual
Payment  in excess of the  Scheduled  Payment  which  equals one or more  future  Scheduled  Payments  but does not  constitute  a Full
Prepayment  and  results  in  a  Rebate  in  accordance   with  the
Servicer's customary procedures.

      "Person"  means  an  individual,   partnership,   corporation
(including  a  business   trust),   joint  stock  company,   trust,
unincorporated   association,   limited  liability  company,  joint
venture  or  other  entity,   or  a  government  or  any  political
subdivision or agency thereof.

      "Prepayment"  shall mean,  with respect to a Settlement  Date and to a  Receivable,  the  portion of an Actual  Payment in excess of the Scheduled Payment.

      "Prepayment   Surplus"  shall  mean,   with  respect  to  any
Settlement  Date  on  which  a  Prepayment  is to be  applied  with respect to a Receivable,  that portion of such  Prepayment,  net of any  Rebate  to  the  Obligor  of  the  portion  of  the  Scheduled
Payments  attributable to unearned  Finance  Charges,  which is not allocable to principal in accordance with the actuarial method.

      "Principal Carryover  Distributable  Amount" shall mean, with respect  to any  Settlement  Date,  the  excess  of  the  Principal
Distributable  Amount  with  respect to the  immediately  preceding
Settlement  Date  over the  amount  that was  actually  paid to the
Agent  to  reduce  the  Capital  on  such   immediately   preceding
Settlement Date.

      "Principal  Distributable Amount" shall mean, with respect to
any   Settlement   Date,   the   sum  of  the   Monthly   Principal
Distributable  Amount  and the  Principal  Carryover  Distributable
Amount  with  respect to such  Settlement  Date,  not to exceed the
Capital outstanding as of that Settlement Date.

      "Purchase Price" means the amount of  consideration  paid for the Purchaser Interest hereunder.

      "Purchaser"  means  Thunder Bay  Funding,  LLC or a Financial
Institution, as applicable.

      "Purchaser   Interest"  means,  at  any  time,  an  undivided
ownership  interest in (i) each and every Receivable  identified on the  Schedule  of  Receivables,  (ii)  all  Related  Security  with
respect  to  each  such  Receivable  and  (iii)   Collections  with
respect  to,  and  other  proceeds  of,  each such  Receivable  and
Related Security.

      "RBC Swap"  means the swap  between  Royal Bank of Canada and
Thunder Bay  Funding,  LLC dated  approximately  the date hereof as amended from time to time with the consent of the Seller.

      "Rebate"  shall mean,  with  respect to a given date and to a
Receivable,  the rebate under such  Receivable  that is or would be payable to the Obligor for  unearned  Finance  Charges or any other charges  that are or would be  subject  to a rebate to the  Obligor upon the payment of a Partial Prepayment or a Full Prepayment.

      "Receivable"  shall mean one of the retail loans evidenced by a note or any other  documentation  and  secured by one or more new or used  medium or heavy  duty  trucks,  buses or  trailers,  which
loan  is  identified  on  the  Schedule  of  Receivables,   whether
constituting  an  account,  chattel  paper,  instrument  or general intangible,  and includes,  without  limitation,  the obligation to pay any Finance Charges with respect thereto.

      "Receivable   Balance"  shall  mean,   with  respect  to  any
Receivable,  as of  an  Accounting  Date,  the  Initial  Receivable
Balance  thereof  minus the sum of the following  amounts,  in each case computed in accordance  with the  actuarial  method:  (i) that portion of all  Scheduled  Payments  allocated to principal  due on or after the Cutoff  Date and on or prior to the  Accounting  Date,
(ii)  that  portion  of all  Warranty  Payments  or  Administrative
Purchase  Payments  allocated to  principal,  (iii) that portion of all  Prepayments  allocated to principal,  and (iv) that portion of
the   following   received  and   allocated  to  principal  by  the
Servicer:  benefits  of any lease  assignments,  proceeds  from any
Insurance  Policies,   Liquidation  Proceeds,   proceeds  from  any
Dealer  Liability,   proceeds  from  any   International   Purchase
Obligations and proceeds from Guaranties.

      "Receivable   File"  shall  mean  the   following   documents
pertaining to a particular Receivable:

      (a)  the fully executed  original of the retail note for each
Receivable;

      (b)  documents evidencing or related to any Insurance Policy;

      (c)  the original credit  application of each Obligor,  fully executed  by each such  Obligor on NFC's  customary  form,  or on a form approved by NFC, for such application;

      (d)  where  permitted  by law, the  original  certificate  of title (when  received) and otherwise such  documents,  if any, that
NFC  keeps  on file in  accordance  with  its  customary  servicing procedures  indicating  that the  Financed  Vehicle is owned by the
Obligor and subject to the interest of NFC as first  lienholder  or secured party; and

      (e)  any and all  other  documents  that NFC keeps on file in accordance  with its  customary  servicing  procedures  relating to the individual Receivable, Obligor or Financed Vehicle.

      "Records"  means,   with  respect  to  any  Receivable,   all
Contracts   and  other   documents,   books,   records   and  other
information  (including,  without  limitation,  computer  programs, tapes,  disks,  punch cards,  data processing  software and related property  and  rights)  relating  to such  Receivable,  any Related
Security therefor and the related Obligor.

      "Regulatory Change" has the meaning set forth in Section 8.2.

      "Related   Security"   shall  mean,   with   respect  to  the
Receivables:

      (a)  the security  interests in the Financed Vehicles granted by Obligors under the terms of the  Receivables  and, to the extent permitted by law, any accessions thereto that are financed by NFC;

      (b)  all other security  interests or liens and property,  if any,  purporting  to secure  payment  of such  Receivable,  whether pursuant to a Contract  related to such  Receivable  or  otherwise, together  with all  financing  statements  and security  agreements describing any collateral securing such Receivable;

      (c)  the  benefits of any lease  assignments  with respect to the related Financed Vehicles;

      (d)  any proceeds  from any  Insurance  Policies with respect to the Receivables;

      (e)  any proceeds from Dealer  Liability  with respect to the
Receivables,  proceeds from any International  Purchase Obligations with respect to the  Receivables  (subject to the  limitations  set forth in Section  1.2(d) of this  Agreement)  and proceeds from any guaranties of Receivables;

      (f)  all of the  Seller's  right,  title and  interest in, to and under the Sale  Agreement,  the  Assignment  of the  Designated
Receivables  and the  Related  Security  (as  defined  in the  Sale
Agreement)  with  respect  to the  Receivables  and  the  Custodian
Agreement,  including  the  right of the  Seller  to  cause  NFC to perform its  obligations  thereunder  (including  the obligation to repurchase Receivables under certain circumstances);

      (g)  all guaranties,  letters of credit and other  agreements
or   arrangements   of  whatever   character   from  time  to  time
supporting  or  securing   payment  of  such   Receivable   whether
pursuant to the Contract  related to such  Receivable  or otherwise
(other than the International Purchase Obligations);

      (h)  all  Records  and  Receivables  Files  relating  to such
Receivables;

      (i)  all of the  Seller's  right,  title and  interest in the
Designated Accounts and the monies therein; and

      (j)  all proceeds of any of the foregoing.

      "Remaining  Gross  Balance"  shall mean,  with respect to any
Receivable  (other  than  a  Liquidating  Receivable)  and as of an
Accounting  Date,  the Initial  Gross  Receivable  Balance  thereof minus  the sum of (i)  the  portion  of all  Actual  Payments  with
respect  to  such   Receivable,   (ii)  any  Warranty   Payment  or
Administrative   Purchase   Payment   with   respect  to  any  such
Receivable,  (iii) any  Prepayments  applied to reduce the  Initial
Gross  Receivable  Balance of any such Receivable and (iv) proceeds from any Insurance  Policies with respect to such Receivable,  plus for any  Receivable  not  classified  by the Servicer as a "finance
charge  -  included   contract,"   the  portion  of  the   payments
specified in the preceding  clauses (i), (ii),  (iii) or (iv) above allocable  in  accordance  with the  actuarial  method  to  Finance
Charges;  provided,  however,  that the Remaining  Gross Balance of any Receivable  that has been  designated a Liquidating  Receivable during the related Monthly Period shall equal zero.

      "Reserve Account" shall mean the account  designated as such, established and maintained pursuant to Section 1.4 hereof.

      "S&P"  shall  mean  Standard  & Poor's  Ratings  Services,  a
division  of  The   McGraw-Hill   Companies,   together   with  its
successors.

      "Sale   Agreement"   means  that  certain   Receivables  Sale
Agreement,  dated  as of July  30,  2004,  between  Originator  and
Seller,  as  the  same  may  be  amended,   restated  or  otherwise
modified from time to time.

      "Scheduled  Payment" shall mean a payment which (i) is in the amount  required  under the terms of a  Receivable  in effect as of the Cutoff Date,  except, in the case of any Receivable  secured by more than one  Financed  Vehicle,  for any  changes in the terms of such  Receivable  resulting from a Full  Prepayment with respect to any  Financed  Vehicle  related  thereto,  (ii) is  payable  by the
Obligor  and  (iii)  includes  Finance  Charges  equivalent  to the
Annual  Percentage  Rate.  When  "Scheduled  Payment"  is used with reference to a Settlement  Date,  it means the payment which is due in the related  Monthly Period;  provided,  that in the case of the first  Settlement  Date,  the  Scheduled  Payment shall include all such  payments  due from the  Obligor on or after the  Cutoff  Date through  the  end of  the  Monthly  Period  related  to  the  first
Settlement Date.

      "Schedule  of   Receivables"   shall  mean  the  schedule  of
Receivables annexed to this Agreement as Schedule B.

      "Securities  and  Exchange  Commission"  shall  mean the U.S.
administrative  agency  charged with principal  responsibility  for the enforcement and administration of the federal securities laws.

      "Securities  Intermediary" has the meaning given such term in
Section 2.7 of this Agreement.

      "Security  Entitlement"  has the  meaning  given such term in
Section 8-102(a)(17) of the New York UCC.

      "Seller"  has the meaning  set forth in the  preamble to this
Agreement.

      "Seller  Parties"  has the meaning set forth in the  preamble to this Agreement.

      "Servicer"  means at any time the  Person  (which  may be the
Agent)  then   authorized   pursuant  to  Article  VI  to  service,
administer and collect Receivables.

      "Servicer  Default"  shall mean the  occurrence  of any event described in Section 7.1 of this Agreement.

      "Settlement  Date"  means the 18th day of each month (or,  if such day is not a Business Day, then the next Business Day).

      "Settlement  Period"  means a period of one  calendar  month;
provided that the initial  Settlement  Period means the period from
(and  including)  the date of the  initial  purchase  hereunder  to
(and including) the last day of the calendar month thereafter.

      "Specified  Reserve Account Balance" shall mean, with respect to any  Settlement  Date,  the lesser of (i) the Aggregate  Unpaids as of such Settlement Date, and (ii) the greater of:

      (a)  9.5%  of the  Aggregate  Receivables  Balance  as of the
close of business on the last day of the  related  Monthly  Period,
provided   that  if  on  any   Settlement   Date  (i)  the  product
(expressed as a percentage)  of (A) twelve and (B) a fraction,  the numerator  of which is  equal  to the sum of the  Aggregate  Losses plus  Liquidation  Proceeds for each of the Monthly  Periods  which are the  fifth,  fourth and third  Monthly  Periods  preceding  the
Monthly  Period in which such  Settlement  Date  occurs,  minus the sum of the  Liquidation  Proceeds for the Monthly Periods which are the first,  second and third Monthly Periods  preceding the Monthly
Period in which such  Settlement  Date occurs,  and the denominator of  which  is the  sum  of  the  Remaining  Gross  Balances  of all
outstanding  Receivables  as of the last day of each of the  sixth, fifth and fourth  Monthly  Periods  preceding the Monthly Period in which  such  Settlement  Date  occurs,  exceeds  1.5% or  (ii)  the average of the  Delinquency  Percentages  for the  preceding  three
months   exceeds  2.0%,   then  the  percentage  of  the  Aggregate
Receivables  Balance  referred to this  clause (a),  shall be equal to 11.00%; and

      (b)  4.0% of the Initial Aggregate Receivables Balance.

      "Subsidiary" of a Person means (i) any corporation  more than
50% of the outstanding  securities  having ordinary voting power of which  shall  at the  time be  owned  or  controlled,  directly  or indirectly,  by such  Person or by one or more of its  Subsidiaries or by such  Person  and one or  more of its  Subsidiaries,  or (ii)
any  partnership,  association,  joint venture,  limited  liability company  or  similar  business  organization  more  than 50% of the ownership  interests  having  ordinary  voting power of which shall
at  the  time  be  so  owned  or   controlled.   Unless   otherwise
expressly  provided,  all references herein to a "Subsidiary" shall mean a Subsidiary of Seller.

      "Supplemental  Servicing  Fee"  shall  mean  all  late  fees, prepayment  charges and other  administrative  fees and expenses or similar  charges  allowed  by  applicable  law with  respect to the
Receivables,  collected  (from whatever  source) on the Receivables during the applicable Monthly Period.

      "Total  Available  Amount"  shall  mean,  with  respect  to a
Settlement  Date,  the  sum of the  Available  Amount,  the  amount transferred  to the  Collection  Account  from the Reserve  Account pursuant to Section  2.1(b)(ii),  and the amount  transferred  into the  Collection  Account  by the  Servicer  pursuant  to  Section
2.1(b)(iii).

      "Total  Servicing  Fee"  shall  mean  the  sum of  the  Basic
Servicing  Fee and any unpaid Basic  Servicing  Fees from all prior
Settlement Dates.

      "Transaction Documents" means, collectively,  this Agreement, the Sale  Agreement,  the  assignment  to be  delivered to NFRRC by
NFC thereunder,  the Custodian  Agreement,  the Fee Letter, and all
other   instruments,   documents   and   agreements   executed  and
delivered in connection herewith.

      "UCC" means the Uniform  Commercial Code as from time to time in effect in the specified jurisdiction.

      "Uncertificated  Security"  shall mean,  as of any date,  has the  meaning  given to such  term  under the  applicable  UCC as in effect on such date.

      "Warranty  Payment" shall mean,  with respect to a Settlement
Date and to a Warranty  Receivable  repurchased  as of the  related
Accounting   Date,  the  sum  of  (i)  the  sum  of  all  remaining
Scheduled  Payments  on such  Warranty  Receivable  due  after  the
Accounting  Date,  (ii)  all  past  due  Scheduled   Payments  with
respect to which a Monthly  Advance  has not been  made,  (iii) any reimbursement  made  pursuant  to the last  sentence of Section 6.7 of this  Agreement  with respect to such Warranty  Receivable,  and
(iv)  all  Outstanding  Monthly  Advances  made  on  such  Warranty
Receivable,  minus (x) the rebate,  calculated in  accordance  with the  actuarial  method,  that would be  payable  to the  Obligor on
such   Warranty   Receivable   were  the  Obligor  to  prepay  such
Receivable  in full on such  day and (y) any  Liquidation  Proceeds
(to the extent  applied to reduce  the  Receivable  Balance of such
Warranty  Receivable)  previously  received by the Purchasers  with respect to such Warranty Receivable.

      "Warranty   Purchaser"  shall  mean  either  (i)  the  Seller
pursuant to Section  5.1(i) of this  Agreement or (ii) NFC pursuant to Section 5.04 of the Sale Agreement.

      "Warranty  Receivable"  shall  mean a  Receivable  which  the
Warranty  Purchaser has become obligated to repurchase  pursuant to
Section  5.1(i)  of this  Agreement  or  Section  5.04 of the  Sale
Agreement.

      "Yield" means, for any Settlement Period, the sum of:

           (a)  for any portion of such  Settlement  Period  during
which  the  Company  funded  the  Purchaser  Interest  during  such
portion  of  the   Settlement   Period   through  the  issuance  of
commercial paper,

                     CR x C x ED
                            360

           (b)  for any portion of such  Settlement  Period  during
which  the  Company  did not fund the  Purchaser  Interest  through the issuance of commercial paper,

                     DR x C x ED
                            360
where:
           CR   =    the  Company  Rate  for  the  portion  of  the
                     Purchaser  Interest  for such  portion  of the
                     Settlement Period
           C    =    the Capital of the Purchaser  Interest  during
                     such portion of the Settlement Period
           ED   =    the actual number of days elapsed  during such
                     portion of the Settlement Period
           DR   =    the Discount Rate for the  Purchaser  Interest
                     for such portion of the Settlement Period

      provided  that no provision of this  Agreement  shall require the  payment  or permit  the  collection  of Yield in excess of the maximum  permitted by  applicable  law;  and provided  further that
Yield for the Purchaser  Interest  shall not be considered  paid by any  distribution  to the extent  that at any time all or a portion of such  distribution  is rescinded  or must  otherwise be returned for any reason.

      All accounting  terms not  specifically  defined herein shall be construed  in  accordance  with  generally  accepted  accounting principles.  All  terms  used in  Article 9 of the UCC in the State of New York, and not specifically  defined herein,  are used herein as defined in such Article 9.

--------------------------------------------------------------------------------
                            EXHIBIT II

             PLACES OF BUSINESS OF THE SELLER PARTIES;
                       LOCATIONS OF RECORDS;
             FEDERAL EMPLOYER IDENTIFICATION NUMBER(S)

Navistar Financial Corporation

Place of Business:   2850 West Golf Road
                     Rolling Meadows, IL  60008

Location of Records: Same

Jurisdiction of Formation: Delaware

F.E.I.N.:  36-2472404

Navistar Financial Retail Receivables Corporation

Place of Business:   2850 West Golf Road
                     Rolling Meadows, IL  60008

Location of Records: Same

F.E.I.N.:  51-0337491

Jurisdiction of Formation: Delaware

--------------------------------------------------------------------------------
                            EXHIBIT III
                      FORM OF MONTHLY REPORT

--------------------------------------------------------------------------------
                            SCHEDULE A

              DOCUMENTS TO BE DELIVERED TO THE AGENT
                ON OR PRIOR TO THE INITIAL PURCHASE

1.    Copy of the  Resolutions  of the Board of  Directors  of each
      Seller Party  certified  by its  Secretary  authorizing  such
      Seller Party's  execution,  delivery and  performance of this
      Agreement  and the  other  documents  to be  delivered  by it hereunder.

2.    Articles  or  Certificate  of  Incorporation  of each  Seller
      Party   certified   by  the   Secretary   of   State  of  its
      jurisdiction of  incorporation  on or within thirty (30) days prior to the initial Purchase.

3.    Good  Standing  Certificate  for each Seller  Party issued by the Secretaries of State of Delaware and Illinois.

4.    A   certificate   of  the  Secretary  of  each  Seller  Party
      certifying  (i) the  names  and  signatures  of the  officers authorized  on its behalf to execute this  Agreement  and any other  documents to be delivered by it thereunder  and (ii) a copy of such Seller Party's By-Laws.

5.    A favorable  opinion of legal counsel for the Seller  Parties
      (which may include in-house  counsel)  reasonably  acceptable to the Agent which  addresses the following  matters and such other matters as the Agent may reasonably request:

           -    authorization,   execution   and  delivery  of  the
                Transaction Documents

           -    enforceability of the Transaction Documents
                against the Seller Parties thereto

           -    perfection and priority of security interests

           -    true sale of the Designated Receivables from Truck
                Retail Instalment Paper Corp. to NFC and of the
                Receivables from NFC to the Seller, and
                non-consolidation of the Seller with NFC

6.    For each  Purchaser that is not  incorporated  under the laws of the United  States of  America,  or a state  thereof,  two duly  completed  copies of  United  States  Internal  Revenue
      Service Form W-8BEN or W-8ECI  certifying in either case that such  Purchaser  is  entitled to receive  payments  under the
      Agreement  without  deduction  or  withholding  of any United
      States federal income taxes.

7.    An executed copy of the Receivables Sale Agreement,  together with copies of each of the  documents  delivered  pursuant to
      Section 3.1 thereof.

--------------------------------------------------------------------------------
                            SCHEDULE B

                      SCHEDULE OF RECEIVABLES